ANNUAL
                                FINANCIAL REPORT


                           STI CLASSIC VARIABLE TRUST

                                DECEMBER 31, 2001


                               [graphic omitted]
                           STI Classic Variable Trust

Dear STI Classic Variable Trust Shareholders:

Included in this Annual Report are detailed financial statements and a summary report from each fund manager reviewing results for 2001. It was a challenging year for investors marked by volatile markets as the recession, aftermath of a bubble in dot.com stocks and the September 11th terrorist attacks all caused disruption. By focusing on proven investment disciplines and solid fundamentals, the STI Classic Variable Trust funds generally fared well in this difficult environment.

The STI Classic Variable Trust is a leading family of mutual funds recognized for sound investment strategies. The adviser to the STI Classic Variable Trust is Trusco Capital Management, Inc., a major institutional money manager with very competitive performance in stocks, bonds, and short term investments. Each of the Variable Trust funds offers an investment discipline that identifies a specific mix of risk and return. Together, the Funds complement one another, providing convenient access to different segments of the stock and bond markets. The equity funds cover the range of investment style from Small Cap to Mid Cap to Large Cap stocks. Also, both Value and Growth investment styles are well represented in the fund menu. Finally, the Investment Grade Bond Fund invests in a blend of corporate and government bonds with medium-term maturities averaging 8-10 years.

---------------------------------------------------------------------------------------------------------------------------
                                                               STI CLASSIC VARIABLE TRUST
                                                     NET OF FEES PERFORMANCE AS OF DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
                                           THREE                         TWO YEARS       SINCE INCEPTION     INCEPTION
                                           MONTHS         ONE YEAR     (ANNUALIZED)       (ANNUALIZED)         DATE
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   CAPITAL APPRECIATION FUND                12.99%         (5.34)%         (1.23)%            15.60%          10/2/95
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   GROWTH AND INCOME FUND                    8.77%         (5.57)%          1.60%              1.60%         12/30/99
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   INTERNATIONAL EQUITY FUND                 4.27%        (17.40)%        (10.69)%             2.63%          11/7/96
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   MID-CAP EQUITY FUND                      23.91%          2.72%          (0.15)%             9.70%          10/2/95
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   QUALITY GROWTH STOCK FUND                 9.92%        (18.68)%        (11.20)%           (11.19)%        12/30/99
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   SMALL CAP VALUE EQUITY FUND              14.85%         21.48%          18.89%              3.56%         10/22/97
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   VALUE INCOME STOCK FUND                   8.56%         (1.14)%          4.49%             10.60%          10/2/95
---------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   INVESTMENT GRADE BOND FUND               (0.93)%         9.20%           7.75%              6.03%          10/2/95
---------------------------------------------------------------------------------------------------------------------------

RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RETURNS.

Please review the enclosed information carefully as our best effort to summarize events of the year. As always, we appreciate your trust in the STI Classic Variable Trust funds, and we thank you for being a shareholder.

                                           Sincerely,

                                           /S/ Douglas S. Phillips


                                           Douglas S. Phillips, CFA
                                           President, Chief Investment Officer
                                           Trusco Capital Management
                                                                               1

                            CAPITAL APPRECIATION FUND
                            -------------------------

The Capital Appreciation Fund (the "Fund") invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottoms-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks.

For the year 2001, the Fund returned -5.3%. While we are understandably disappointed in the Fund's return, it should be viewed in the context of a continued bear market for stocks and a recession which began last March. Such periods of negative growth occur periodically even though the record long expansion of the 1990's made investors doubt a contraction was possible in the "New Economy." Still, the Fund did very well against its performance benchmark, the S&P 500 Index, which returned -11.9% in 2001. In short, the Capital Appreciation Fund did well in preserving capital in a difficult environment.

Looking forward, the Fund is being gradually repositioned toward companies which should prosper in an improving economy. This includes looking at technology and consumer discretionary stocks which will see cyclical growth, as well as reducing holdings of more defensive type stocks which held up well in the recession.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

          STI Classic Variable   S&P 500       Lipper Large Cap
             Trust Capital      Composite        Core Funds
           Appreciation Fund      Index        Classification
10/31/95        10,000            10,000           10,000
12/95           10,632            10,640           10,535
12/96           13,157            13,081           12,792
12/97           17,964            17,444           16,381
12/98           23,168            22,433           20,178
12/99           25,191            27,153           24,059
12/00           25,964            24,679           22,420
12/01           24,578            21,747           19,324

            Average Annual Total Return(1)
          (periods ended December 31, 2001)
      -------------------------------------------
                                       Annualized
                                       Inception
      One Year    3 Years    5 Years    to Date
      -------------------------------------------
       -5.34%      1.99%      13.31%     15.60%
      -------------------------------------------

Past performance is no indication of future performance.

(1 Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                             GROWTH AND INCOME FUND
                             ----------------------

The Growth and Income Fund (the "Fund") invests primarily in equity securities, including common stocks and listed American Depository Receipts (ADRs), of domestic and foreign companies with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with an attractive fundamental profile. The portfolio management team selects stocks of companies with strong finacial quality and above average earnings potential to secure the best relative values in each economic sector.

During 2001, the Fund returned a -5.6% while the S&P Barra Value Index returned a -11.7%. While value type stocks generally held up relatively well in the first half of the year, some slippage occurred during the second half of the year as investors began to refocus on the prospects for economic and profit recovery. The strong diversification and defensive tilt of the Fund in place throughout the first half allowed it to weather the difficult market environment. Even prior to the September 11th tragedy, we had begun to shift the portfolio's positioning from defensive to a more procyclical orientation, and accelerated that process post-September 11th.

Entering 2002, we believe the Fund is well positioned to benefit from a more constructive environment for stocks arising from the global economy's slow transition back into recovery. Monetary and fiscal policies have been and continue to be very stimulative, which in turn have coaxed a surprisingly resilient consumer into picking up the economic slack created by a manufacturing complex in recession. Signs of stabilization and nascent recovery are appearing, which bodes favorably for the year ahead profits picture. On the risk side of the ledger, today's stimulative efforts could result in upward pressures in inflation and interest rates somewhere down the road. Investor expectations are rising again, but America and its economy still remain susceptible to periodic shocks and setbacks in the campaign to eradicate terrorism. These risks pose valuation limitations for the stock market, especially following the meaningful rally already enjoyed from the September 21 lows. Volatility may remain high and returns more likely to resemble "normal" historical levels -- much better than the 2000-2001 experience but modest when compared to the 1995-1999 time period. We thank our shareholders for their continuing support during a tumultuous 2001.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

            STI Classic Variable Trust        S&P 500/BARRA
             Growth and Income Fund            Value Index
12/31/99            10,000                       10,000
12/00               10,932                       10,608
12/01               10,323                        9,366

            Average Annual Total Return(1)
          (periods ended December 31, 2001)
          ---------------------------------
                           Annualized
                           Inception
                One Year    to Date
          ---------------------------------
                 -5.57%      1.60%
          ---------------------------------

Past performance is no indication of future performance.

(1)Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                            INTERNATIONAL EQUITY FUND
                            -------------------------

Successful results for the International Equity Fund (the "Fund") will continue to be based on a dedication to in-depth fundamental research on companies brought to light via a disciplined quantitative process. We focus on finding and holding stocks that grow earnings at an above average rate that are selling at below average valuations. This translates into a fund with a below average P/E ratio and above average 3-5 year estimated earnings growth. Inherent in management of the Fund is a process designed to quickly identify sell candidates where earnings trends are beginning to deteriorate. Our approach should provide the opportunity to participate in long term growth of the international markets via a diversified portfolio. Disciplined execution of this process is intended to produce strong investment results over time.

International stocks represented by the MSCI EAFE rose 7.0% in the fourth quarter of 2001 and had a return of -21.4% for the full one year period. The market rebounded dramatically in the fourth quarter from the events of September 11th. The market's anticipation of a strong recovery in 2002 pushed up stocks in sectors that would profit from a strong global economy. Consumer Discretionary, Information Technology and Telecommunication Service stocks had the most positive impact on the index performance. The defensive sectors like Energy, Healthcare, and Utilities had a slightly negative effect on the index performance. The Fund returned 4.3% for the 4th Quarter and -17.4% year to date. While the Fund did underperform in the 4th quarter, it was ahead by 4 percentage points for the full year.

Many international companies have capable management teams, create good cash flow, have attractive growth possibilities, and trade at a discount to U.S.
based peers. In our opinion, it now makes sense to add these stocks to portfolios. We believe low interest rates, lower energy costs, and international monetary and fiscal stimulus make now a great time to start investing in the stocks of international companies.

Europe is in good shape to recover quickly in the near term. European consumers are much less extended in comparison to those in the U.S. Europe has a new combined currency which should streamline transactions and make the European economy more efficient. Pension and retirement reform is occurring in Europe, which should lead to increased capital markets participation. The impact of lower energy costs combined with low interest rates should allow Europe to come out of the shadow of the United States. As the Japanese economy continues to flounder, the Koizumi government's ability to more actively pursue reforms is increased. The private sector is beginning to take action without direction from the government, which is what capital markets are all about. We think the volatility in this type of difficult market creates attractive investment opportunities. Korea, Taiwan, and other Asian countries are supplanting Japan as the supplier of choice to the American consumer. As goes the U.S., so goes Asia to a greater degree. China has entered into the WTO which will trigger great reforms in the Peoples Republic. These reforms will be very beneficial by opening the economy to investment by foreign companies. Korea and Taiwan are giving Japan strong competition in the world market for technology products and automobiles and will continue to gain market share.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

            STI Classic Variable Trust        Morgan Stanley
             International Equity Fund        MSCI EAFE Index
11/30/96             10,000                       10,000
12/96                10,200                        9,871
12/97                11,918                       10,047
12/98                13,205                       12,056
12/99                14,368                       15,306
12/00                13,875                       13,137
12/01                11,461                       10,321

            Average Annual Total Return(2)
          (periods ended December 31, 2001)
      -------------------------------------------
                                       Annualized
                                       Inception
      One Year    3 Years    5 Years    to Date
      -------------------------------------------
       -17.40%      4.61%      2.36%     2.63%
      -------------------------------------------

Past performance is no indication of future performance.

(1)"MSCI EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor, and is in no way affiliated with, the International Equity Fund.
(2)Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
4

                               MID-CAP EQUITY FUND
                               -------------------

The Mid-Cap Equity Fund (the "Fund") seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks of mid size companies with above average growth potential. The Fund focuses on companies with a market capitalization between $500 million and $10 billion and companies in the S&P 400 Mid-Cap Index.

Mid-cap stocks outperformed large cap stocks in 2001 with the S&P 400 Mid-Cap Index returning -0.6% and the S&P 500 Index returning -11.9%. Value outperformed growth with the S&P 400 Mid-Cap Barra Value Index returning +7.1% versus -8.0% for the S&P 400 Mid-Cap Barra Growth Index. For the year the Fund returned +2.7%.

Throughout the year the Fund became increasingly poised to benefit from a recovering economy. This positioning paid off in the fourth quarter as cyclical stocks came back with a vengeance after the September decline. As 2002 begins, we believe an economic recovery grows nearer. The Fund will continue to move to more cyclical stocks in a continuation of the 2001 strategy. Healthcare stocks will remain an emphasis as well. Mid-cap stocks include many rapidly growing healthcare companies in specialty pharmaceuticals and biotechnology. These stocks should perform especially well if growth stock performance improves versus value.

Mid-cap stocks continue to perform well versus large cap stocks. This trend may well continue as mid-caps offer compelling valuations relative to many large cap stocks and are enjoying increased sponsorship and attention from investors. Growth stock performance relative to Value styles improved in the fourth quarter of 2001. A continuation of this trend would be advantageous to the Fund due to its tilt toward companies with higher growth characteristics.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

            STI Classic Variable Trust      S&P 400
              Mid-Cap Equity Fund        Mid-Cap Index
10/31/95              10,000                10,000
12/95                 10,226                10,408
12/96                 11,868                12,408
12/97                 14,506                16,408
12/98                 15,545                19,545
12/99                 17,721                22,422
12/00                 17,202                26,345
12/01                 17,670                26,185


            Average Annual Total Return(1)
          (periods ended December 31, 2001)
      -------------------------------------------
                                       Annualized
                                       Inception
      One Year    3 Years    5 Years    to Date
      -------------------------------------------
       -2.72%      4.36%      8.28%     9.70%
      -------------------------------------------

Past performance is no indication of future performance.

(1)Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                            QUALITY GROWTH STOCK FUND
                            -------------------------

The S&P 500 Composite Index (the "Index") declined in 2001, registering a -11.9% total return for the year. The third quarter had the largest decline, which was -14.6%. The Index wrapped up its worst two years in almost three decades. The last time the market had back-to-back declines was in 1973-74. The Federal Reserve lowered the benchmark interest rate to 2.0%, which is the lowest interest rate since September 1961, in an effort to stimulate the economy. There are a number of signs that monetary easing by the Federal Reserve is beginning to have a positive influence on economic activity. These tentative indications that the worst is over contributed to a positive market environment in the fourth quarter, when the Index rebounded by 10.7%.

The STI Classic Variable Trust Quality Growth Stock Fund (the "Fund") registered a return of -18.7% for 2001. This result was between the Lipper Large Cap Core (-12.9%) and the Lipper Large Cap Growth (-23.9%) Indexes. Several factors were responsible for the weak results. Emphasis on growth stocks versus value stocks held back results since growth underperformed value for the year. In terms of sector weightings, the Fund began the year with an overweight in the poor performing technology industry. As the year unfolded, this overweight was reduced as industry fundamentals continued to deteriorate. The Fund raised exposure to the Healthcare and Consumer Discretionary industries during the year as earnings in these sectors continued to improve. This resulted in better relative performance in the latter part of the year.

The Fund selects financially strong U.S. growth companies. After the market correction of the last two years, valuations are much more attractive. The Fund is ever watchful, especially in this economic downturn, to eliminate companies where financial strength is deteriorating. Fundamentals continue to be quite strong in Healthcare, Consumer Discretionary, and Financials. The Fund is overweighted in Healthcare and Consumer Discretionary. Profits were taken in Financials and exposure was reduced. The Fund is well diversified in qualitatively strong companies throughout industry sectors. Plans are to add to economically sensitive industries if economic conditions improve during the upcoming year.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

            STI Classic Variable Trust           S&P 500
            Quality Growth Stock Fund        Composite Index
12/31/99             10,000                      10,000
12/00                 9,697                       9,089
12/01                 7,886                       8,009

            Average Annual Total Return(1)
          (periods ended December 31, 2001)
          ---------------------------------
                           Annualized
                           Inception
                One Year    to Date
          ---------------------------------
                 -18.68%     11.19%
          ---------------------------------

Past performance is no indication of future performance.

(1)Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                           SMALL CAP VALUE EQUITY FUND
                           ---------------------------

The Small Cap Value Equity Fund (the "Fund") invests in established but smaller companies with market capitalizations under $2 billion. These companies are typically under followed by Wall Street and often are out of favor for various reasons. The Fund requires that each security purchased pay a cash dividend; this is an indication of greater financial stability of the company. Also the Fund seeks companies selling in the lower one-third of the historical range on traditional valuation metrics such as price to earnings and price to book.

The Fund had an excellent year with a return of 21.5%. This was well ahead of its benchmark, the Frank Russell 2000 Value Index which returned 14.0% (this index measures the performance of stocks similar to those purchased by the
Fund). The Fund also surpassed a peer group of similar style category funds as indicated by the Lipper Small Cap Value group which returned 16.4%. A focus on fundamental analysis and good stock selection were important factors in the Fund's successful year.

Looking forward, the prospects for undervalued small cap stocks still appear favorable. Extremely low interest rates and an improving domestic economy have been typical ingredients for good small cap performance in the past. The Fund has increased its emphasis on the Energy and Technology sectors where valuations have improved and better economic growth will provide a tailwind. The Fund is underweighted in the Financial sector as most of the directional shift in short-term interest rates seems past and credit quality concerns still linger. Thank you for investing in the Fund; we will work hard to deliver continued attractive returns.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

            STI Classic Variable Trust        Frank Russell 2000
            Small Cap Value Equity Fund          Value Index
10/31/97             10,000                         10,000
12/97                10,214                         10,453
12/98                 8,970                          9,779
12/99                 8,541                          9,633
12/00                 9,939                         11,832
12/01                12,074                         13,491

               Average Annual Total Return(1)
             (periods ended December 31, 2001)
          --------------------------------------
                                      Annualized
                                      Inception
                One Year    3 Years   to Date
          --------------------------------------
                 -21.48%      10.41%   3.56%
          --------------------------------------

Past performance is no indication of future performance.

(1)Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                             VALUE INCOME STOCK FUND
                             -----------------------

The Value Income Stock Fund (the "Fund") seeks to provide current income with capital appreciation by investing primarily in dividend-paying equity securities with a market capitalization of at least $500 million. The Fund's investment philosophy is based on the belief that dividends are not only an important component of total return but also a very useful tool for insights regarding a company's future earnings potential. The Fund employs a disciplined and methodical approach to portfolio construction. The bottom-up process has three key factors in all investment decisions: 1) minimum dividend criteria, 2) low historical valuation and 3) a catalyst for improving fundamental momentum which could cause an upward evaluation in the individual security. Our process identifies dividend-paying stocks trading at the lower end of historical valuation ranges. The companies that we focus on are in the midst of fundamental change that may reignite investor interest. These stocks tend to exhibit "Value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally higher dividend yields.

The Fund had relatively good performance for the year, with a return of -1.1% versus -11.7% for the S&P Barra Value Index and -7.4% for the Russell 1000 Value Index. The Fund's rigorous application of its Value methodology certainly benefited performance over the last year as investors showed concern with valuations of more speculative growth stocks. Of particular benefit were stocks in the Consumer Cyclical and Basic Materials sectors, which responded quite favorably to the very aggressive monetary and fiscal policy stimulus over the last year.

The tragic events of September 11th clearly accelerated the economy's contraction phase by magnifying its decline and most likely shortening its duration. However any potential recovery, at least initially, is now likely to be more robust than previously expected primarily because the fiscal and monetary policy responses have been so great. As the economy moves through this adjustment process and investors deal with the new uncertainties, those companies with strong balance sheets and seasoned management teams should weather the storm better than others. It is also interesting that dividends are starting to garner increased investor attention in light of Enron's troubles and the greater uncertainty surrounding corporate profits. Witness the growing chorus of Microsoft shareholders and analysts calling for the company to start paying out some of its cash hoard in the form of a dividend. With nearly 400 companies restating earnings in the past three years, investors may be starting to demand more tangible proof of true earnings power. The Fund's primary investment philosophy is anchored to this very belief, that dividend policies offer very valuable information about a company's future earnings potential. The Fund is currently overweight in Basics, Energy and Industrial stocks, where we like the valuation, balance sheets and operating leverage once economic activity improves. The Fund is currently underweight in Telecom Services and Utilities where relative earnings growth should be less dynamic. While the Fund clearly has a cyclical bias, we recognize that trying to call the depth and duration of this down cycle and concomitant recovery is a difficult task. We are therefore less anxious to abandon an overweight in Healthcare where fundamentals remain good and political pressures seem dormant in the near-term.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

            STI Classic Variable Trust   S&P 500/BARRA      Lipper Equity Income
             Value Income Stock Fund      Value Index       Funds Classification
10/31/95             10,000                  10,000                10,000
12/95                10,828                  10,816                10,728
12/96                12,846                  13,194                12,650
12/97                16,292                  17,149                16,079
12/98                17,871                  19,667                17,971
12/99                17,334                  22,169                18,749
12/00                19,142                  23,516                20,049
12/01                18,924                  20,763                18,918

            Average Annual Total Return(1)
          (periods ended December 31, 2001)
      -------------------------------------------
                                       Annualized
                                       Inception
      One Year    3 Years    5 Years    to Date
      -------------------------------------------
       -1.14%      1.93%      8.06%     10.60%
      -------------------------------------------

Past performance is no indication of future performance.

(1)Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

                           INVESTMENT GRADE BOND FUND
                           --------------------------

The Investment Grade Bond Fund (the "Fund") seeks to provide a high level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities. Total return includes not only the current income but also the changes in value of the assets held by the Fund. For the year ended December 31, 2001 the Fund had a total return of 9.2% versus an average return of 7.6% for the Lipper Intermediate Investment Grade Debt Category. For the same period the Lehman Government Credit Index, which has no fees taken out, had a return of 8.5%.

As 2001 began, the Federal Reserve began an aggressive series of easing moves which pushed down short-term interest rates in hopes of avoiding a recession. The recession arrived in spite of the Fed's efforts, which resulted in further Government measures including tax cuts and higher Federal spending as policy responses to the downturn. The slowing economy and Fed eases caused two year Treasury yields to drop 2% even as thirty year Treasury rates remained unchanged. This sharp steepening in the yield curve caused the intermediate maturity sector to outperform. Corporate securities began the year at very attractive levels and the sector was the star performer for the year followed by government agency and mortgage securities.

The Fund's overweight in intermediate maturities, corporates and mortgages enhanced the total return for the year. Looking forward, the fiscal and monetary stimulus should improve economic growth. This is expected to flatten the shape of the yield curve somewhat and continue the trend of spread sectors outperformance.

The Fund continues to be managed with only moderate shifts in average maturity and duration. The total return is enhanced with yield curve analysis (monitoring and analyzing the risk/reward tradeoffs of different maturity sectors), sector rotation, credit analysis, and other low risk strategies. By actively pursuing these strategies, the Fund strives to add to total return while reducing risk.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
[graph omitted]
EDGAR representation of data points used in printed graphic as follows:

            STI Classic Variable Trust   Lehman U.S.     Lipper Intermediate
                 Investment Grade        Government/    Investment Grade-Debt
                     Bond Fund          Credit Index         Objective
10/31/95              10,000               10,000              10,000
12/95                 10,295               10,314              10,280
12/96                 10,531               10,615              10,625
12/97                 11,462               11,649              11,557
12/98                 12,537               12,753              12,446
12/99                 12,328               12,479              12,309
12/00                 13,107               13,956              13,525
12/01                 14,312               15,144              14,552

            Average Annual Total Return(1)
          (periods ended December 31, 2001)
      -------------------------------------------
                                       Annualized
                                       Inception
      One Year    3 Years    5 Years    to Date
      -------------------------------------------
       -9.20%      4.51%      6.33%    6.03%
      -------------------------------------------
Past performance is no indication of future performance.

(1)Earnings from a variable annual investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.4%)
CAPITAL GOODS (13.0%)
   General Dynamics                    10,200      $   812
   General Electric                    44,000        1,764
   Lockheed Martin                     50,800        2,371
   Thermo Electron*                    36,500          871
   Tyco International                  72,000        4,241
   United Technologies                 18,600        1,202
                                                   -------
                                                    11,261
                                                   -------
COMMUNICATION SERVICES (1.9%)
   COX Communications, Cl A*           12,900          541
   Sprint-PCS Group*                   43,000        1,049
                                                   -------
                                                     1,590
                                                   -------
COMPUTER SOFTWARE (1.8%)
   BMC Software*                       63,700        1,043
   Parametric Technology*              66,600          520
                                                   -------
                                                     1,563
                                                   -------
CONSUMER CYCLICALS (13.6%)
   AOL Time Warner*                    23,000          738
   Bed Bath & Beyond*                  10,800          366
   Best Buy*                           15,800        1,177
   Coach*                              20,800          811
   Harley-Davidson                     18,900        1,026
   Home Depot                          46,700        2,382
   Jones Apparel Group*                 2,200           73
   Liz Claiborne                       21,500        1,070
   Lowe's                              50,800        2,358
   McGraw-Hill                         18,800        1,146
   Talbots                             17,400          631
                                                   -------
                                                    11,778
                                                   -------
CONSUMER STAPLES (3.4%)
   Clorox                              40,200        1,590
   Kroger*                             21,000          438
   Sysco                               35,400          928
                                                  -------
                                                     2,956
                                                  -------

--------------------------------------------------------------------------------
                                      SHARES    VALUE (000)
--------------------------------------------------------------------------------
ENERGY (4.3%)
   Anadarko Petroleum                  16,200      $   921
   Apache                               8,800          439
   BP ADR                              19,100          888
   Exxon Mobil                         37,300        1,466
                                                   -------
                                                     3,714
                                                   -------
FINANCE (18.4%)
   AMBAC Financial Group               23,600        1,365
   American International Group        24,100        1,914
   Citigroup                           48,300        2,438
   Countrywide Credit Industry         17,200          705
   Fifth Third Bancorp                 14,600          895
   Freddie Mac                         34,100        2,230
   Marsh & McLennan                    10,500        1,128
   MBNA                                51,300        1,806
   USA Education                       31,500        2,647
   Washington Mutual                   23,850          780
                                                   -------
                                                    15,908
                                                   -------
HEALTHCARE (19.3%)
   Allergan                            10,000          750
   Biomet                              45,000        1,391
   Cardinal Health                     24,000        1,552
   Guidant*                            13,400          667
   Health Management Associates,
     Cl A*                             55,000        1,012
   Johnson & Johnson                   25,500        1,507
   King Pharmaceuticals*               18,500          779
   Lincare Holdings*                   19,300          553
   Pfizer                              57,400        2,287
   St. Jude Medical*                   21,400        1,662
   Tenet Healthcare*                   14,500          851
   UnitedHealth Group                  18,000        1,274
   Universal Health Services, Cl B*    28,000        1,198
   Wellpoint Health Networks*          10,300        1,204
                                                   -------
                                                    16,687
                                                   -------
10

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SERVICES (2.7%)
   Apollo Group, Cl A*                 25,800      $ 1,161
   Cendant*                            20,000          392
   Omnicom Group                        8,700          778
                                                   -------
                                                     2,331
                                                   -------
TECHNOLOGY (18.7%)
   Adobe Systems                       51,700        1,605
   Cisco Systems*                      53,200          964
   Citrix Systems*                     69,200        1,568
   Electronic Data Systems             30,500        2,091
   International Game Technology*      18,800        1,284
   Lexmark International*              38,600        2,277
   Microchip Technology*               10,600          411
   Microsoft*                          54,550        3,614
   Network Appliance*                  24,800          542
   Oracle*                             78,000        1,077
   Texas Instruments                   27,200          762
                                                   -------
                                                    16,195
                                                   -------
TRANSPORTATION (2.3%)
   Norfolk Southern                    58,000        1,063
   Union Pacific                       15,600          889
                                                   -------
                                                     1,952
                                                   -------
Total Common Stock
     (Cost $72,439)                                 85,935
                                                   -------


--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.8%)
   Morgan Stanley Dean Witter
     1.550%, dated 12/31/01, matures
     01/02/02, repurchase price
     $701,864 (collateralized by
     U.S. Treasury Note: market
     value $723,990)                     $702      $   702
                                                   -------
Total Repurchase Agreement
     (Cost $702)                                       702
                                                   -------
Total Investments (100.2%)
   (Cost $73,141)                                   86,637
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (-0.2%)             (138)
                                                   -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 4,947,819 outstanding
     shares of beneficial interest                  70,561
   Accumulated net realized gain
     on investments                                  2,442
   Net unrealized appreciation
     on investments                                 13,496
                                                   -------
Total Net Assets (100.0%)                          $86,499
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                       $17.48
                                                  ========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



GROWTH AND INCOME FUND

-------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
-------------------------------------------------------------------------------
COMMON STOCK (94.7%)
BASIC MATERIALS (2.4%)
   International Paper                  2,500       $  101
                                                    ------
CAPITAL GOODS (9.5%)
   Boeing                               2,000           78
   Cooper Industries                    3,000          105
   General Electric                     1,000           40
   Honeywell International              2,500           84
   Ingersoll-Rand                       1,000           42
   Lockheed Martin                      1,200           56
                                                    ------
                                                       405
                                                    ------
COMMUNICATION SERVICES (6.9%)
   AT&T                                 3,500           64
   SBC Communications                   2,000           78
   Verizon Communications               1,200           57
   WorldCom - MCI Group                 2,000           26
   WorldCom - WorldCom Group*           5,000           70
                                                    ------
                                                       295
                                                    ------
CONSUMER CYCLICALS (11.6%)
   AOL Time Warner*                     1,200           39
   Brunswick                            3,000           65
   Gannett                                500           34
   Hasbro                               3,000           49
   Johnson Controls                       500           40
   Lennar                               1,500           70
   McDonald's                           1,500           40
   Newell Rubbermaid                    2,500           69
   Target                               1,300           53
   Walt Disney                          1,800           37
                                                    ------
                                                       496
                                                    ------
-------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
-------------------------------------------------------------------------------
CONSUMER STAPLES (10.0%)
   Hershey Foods                        1,000       $   68
   HJ Heinz                             2,500          103
   McCormick                            2,000           84
   Pepsico                              1,380           67
   Procter & Gamble                       500           39
   Sara Lee                             3,000           67
                                                    ------
                                                       428
                                                    ------
ENERGY (7.5%)
   ChevronTexaco                        1,000           90
   Conoco                               3,000           85
   Exxon Mobil                          2,500           98
   Royal Dutch Petroleum-NY Shares 1,000                49
                                                    ------
                                                       322
                                                    ------
FINANCE (21.4%)
   American International Group           789           63
   Bank One                             2,000           78
   Berkshire Hathaway, Cl B*               40          101
   Citigroup                            2,000          101
   Fannie Mae                             700           56
   Fifth Third Bancorp                  1,200           73
   Jefferson-Pilot                      1,500           69
   JP Morgan Chase                      2,000           73
   Merrill Lynch                        1,500           78
   MGIC Investment                      1,000           62
   Sovereign Bancorp                    6,000           73
   Wells Fargo                          2,000           87
                                                    ------
                                                       914
                                                    ------
HEALTHCARE (6.9%)
   Abbott Laboratories                  1,500           84
   Barr Laboratories*                     800           63
   Johnson & Johnson                    1,200           71
   Merck                                1,300           76
                                                    ------
                                                       294
                                                    ------
12

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                     SHARES/FACE
                                     AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (14.8%)
   Cisco Systems*                       1,300       $   24
   Computer Associates International    2,500           86
   EMC*                                 3,000           40
   Intel                                3,500          110
   International Business Machines        500           60
   Lucent Technologies                  3,000           19
   Microsoft*                           1,000           66
   Motorola                             3,500           53
   Sun Microsystems*                    6,000           74
   Tellabs*                             5,000           75
   Texas Instruments                    1,000           28
                                                    ------
                                                       635
                                                    ------
UTILITIES (3.7%)
   Duke Energy                          2,500           98
   Exelon                               1,300           62
                                                    ------
                                                       160
                                                    ------
Total Common Stock
     (Cost $4,031)                                   4,050
                                                    ------
REPURCHASE AGREEMENT (5.0%)
   Morgan Stanley Dean Witter
     1.550%, dated 12/31/01, matures
     01/02/02, repurchase price
     $214,646 (collateralized by
     U.S. Treasury Note: market
     value $221,413)                     $215          215
                                                    ------
Total Repurchase Agreement
     (Cost $215)                                       215
                                                    ------
Total Investments (99.7%)
   (Cost $4,246)                                     4,265
                                                    ------
OTHER ASSETS AND LIABILITIES, NET (0.3%)                13
                                                    ------
--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 419,168 outstanding
     shares of beneficial interest                  $4,422
   Accumulated net realized loss
     on investments                                   (163)
   Net unrealized appreciation
     on investments                                     19
                                                    ------
Total Net Assets (100.0%)                           $4,278
                                                    ======
Net Asset Value, Offering and
   Redemption Price Per Share                       $10.21
                                                    ======
* NON-INCOME PRODUCING SECURITY
CL -- CLASS


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK (97.3%)
AUSTRALIA (2.7%)
   Amcor                                9,100       $   33
   Coles Myer                          10,200           44
   National Australia Bank              4,365           71
   News                                 2,300           19
   Telstra                              6,800           19
   Westpac Banking                     10,693           86
                                                    ------
                                                       272
                                                    ------
BELGIUM (1.9%)
   Fortis                               7,000          182
                                                    ------
DENMARK (0.4%)
   Danske Bank                          2,600           42
                                                    ------
FINLAND (1.6%)
   Nokia Oyj                            3,800           98
   Tietoenator Oyj                      2,100           56
                                                    ------
                                                       154
                                                    ------
FRANCE (12.4%)
   Alcatel                              2,900           50
   Aventis                              1,350           96
   BNP Paribas                          2,100          188
   Cie de Saint-Gobain                    700          106
   Dassault Systemes                      400           19
   Draka Holding                          600           21
   France Telecom                         900           36
   Lafarge                              1,939          181
   Peugeot                              1,100           47
   ST Microelectronics                    700           22
   Suez                                 2,300           70
   Technip-Coflexip                       757          101
   Thomson Multimedia*                    600           18
   TotalFinaElf                         1,060          151
   Vivendi Universal                    1,400           77
                                                    ------
                                                     1,183
                                                    ------
GERMANY (7.9%)
   Allianz                                300           71
   BASF                                 1,200           45
   Bayer                                1,000           32

--------------------------------------------------------------------------------
                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
GERMANY (CONTINUED)
   Bayerische Hypo-und
     Vereinsbank                        1,200        $  36
   Bayerische Motoren Werke             2,800           99
   Buderus                              2,700           74
   Deutsche Bank                        1,900          134
   Deutsche Post                        2,100           29
   Deutsche Telekom                     3,400           59
   SAP                                    200           26
   Siemens                              2,000          133
   Software                               400           15
                                                    ------
                                                       753
                                                    ------
HONG KONG (1.7%)
   Esprit Holdings                     30,000           34
   Hong Kong Electric Holdings         12,500           46
   Hutchison Whampoa                    9,000           87
                                                    ------
                                                       167
                                                    ------
IRELAND (0.1%)
   Bank of Ireland                        537            5
                                                    ------
ITALY (4.9%)
   ENI-Ente Nazionale Idrocarburi*      6,000           75
   IntesaBci*                          34,950           87
   Parmalat Finanziaria*               52,764          142
   Saipem*                             17,100           84
   Telecom Italia*                      9,100           78
                                                    ------
                                                       466
                                                    ------
JAPAN (18.7%)
   Canon                                3,400          117
   Chubu Electric Power                 4,500           81
   Eisai                                1,000           25
   Fanuc                                  800           34
   Fast Retailing                         500           45
   Fuji Heavy Industries                  400            2
   Futaba                               1,800           41
   Honda Motor                          1,300           52
   Japan Tobacco                            7           44
   Kao                                    300            6
   Kirin Brewery                        3,200           23
   Kyocera                              1,000           65

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
   Minebea                              8,000        $  43
   Mitsubishi Heavy Industries         21,000           56
   Mitsubishi Tokyo Financial
     Group*                                 6           40
   Mizuho Holdings                         12           24
   NEC                                  7,000           71
   Nissan Motor                        18,000           95
   NKK*                                48,000           34
   NTT Docomo                               6           71
   Olympus Optical                      4,000           58
   Promise                              1,900          103
   Ricoh                                4,000           74
   Sega*                                2,000           40
   Sharp                                4,000           47
   SKY Perfect Communications*              9            8
   Sumitomo Chemical                   20,000           68
   Sumitomo Electric Industries         2,000           14
   Takeda Chemical Industries           2,000           91
   Tokio Marine & Fire Insurance        7,000           51
   Tokyu                                4,000           12
   Toyota Motor                         5,500          139
   Yamada Denki                         1,400           98
   Yamaha                               2,000           15
                                                    ------
                                                     1,787
                                                    ------
NETHERLANDS (7.2%)
   ABN Amro Holding                     5,934           96
   Akzo Nobel                           2,200           98
   IHC Caland                           2,205          103
   ING Groep                            4,100          105
   Koninklijke Philips Electronics      2,800           83
   United Services Group               10,345          201
                                                    ------
                                                       686
                                                    ------
NORWAY (0.8%)
   Norske Skogindustrier                2,800           53
   Telenor                              4,700           20
                                                    ------
                                                        73
                                                    ------
SINGAPORE (0.8%)
   Keppel                              47,000           72
                                                    ------
--------------------------------------------------------------------------------
                                       SHARES    VALUE (000)
--------------------------------------------------------------------------------
SOUTH KOREA (1.0%)
   Halla Climate Control                  400        $  11
   Hana Bank                            3,744           48
   Samsung Electronics                    150           32
                                                    ------
                                                        91
                                                    ------
SPAIN (5.0%)
   Aguas de Barcelona                   4,607           58
   Altadis                              5,800           99
   Banco Santander Central Hispano      7,500           63
   Sol Melia*                          10,700           81
   Telefonica*                          8,594          115
   Union Fenosa                         3,600           58
                                                    ------
                                                       474
                                                    ------
SWEDEN (2.8%)
   Autoliv                              2,900           58
   Sandvik                              3,800           81
   Swedish Match                        6,700           35
   Telefonaktiebolaget LM Ericsson     16,300           89
                                                    ------
                                                       263
                                                    ------
SWITZERLAND (3.3%)
   Credit Suisse Group*                 1,200           51
   Nestle                                 550          117
   Novartis                             4,000          145
                                                    ------
                                                       313
                                                    ------
UNITED KINGDOM (24.1%)
   ARM Holdings*                        3,300           17
   AstraZeneca                          2,100           95
   BAE Systems                          7,000           31
   Balfour Beatty                       7,300           18
   Barclays                             4,600          152
   BHP Billiton                        11,900           60
   BP                                  29,600          230
   British SKY Broadcasting*            2,000           22
   BT Group                            10,490           39
   Debenhams                            5,900           36
   Diageo                              11,864          136
   GlaxoSmithKline                      9,500          238
   Hanson                               3,500           24

--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST DECEMBER 31, 2001



INTERNATIONAL EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------

                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
   HBOS                                 5,900        $  68
   Lattice Group                       36,700           83
   Lloyds TSB Group                    10,854          118
   Logica                                 700            6
   Marks & Spencer                      4,100           21
   Powderject Pharmaceuticals*          2,400           20
   Prudential                          12,563          146
   Rank Group                          26,500           89
   Reed International                   7,800           65
   Rentokil Initial                     7,200           29
   Royal Bank of Scotland Group         5,839          142
   Shell Transport & Trading            8,700           60
   Signet Group                        10,800           15
   Tesco                               11,800           43
   Vodafone Group                     113,000          296
                                                    ------
                                                     2,299
                                                    ------
Total Foreign Common Stock
     (Cost $9,828)                                   9,282
                                                    ------
CASH EQUIVALENT (2.5%)
   Dreyfus Government Cash
     Management Fund                  239,075          239
                                                    ------
Total Cash Equivalent
     (Cost $239)                                       239
                                                    ------
Total Investments (99.8%)
   (Cost $10,067)                                    9,521
                                                    ------
OTHER ASSETS AND LIABILITIES, NET (0.2%)                23
                                                    ------
NET ASSETS:
   Portfolio Shares (unlimited authorization --
     no par value) based on 1,115,746 outstanding
     shares of beneficial interest                  12,087
   Undistributed net investment income                  33
   Accumulated net realized loss on investments     (2,030)
   Net unrealized depreciation on investments         (546)
                                                    ------
Total Net Assets (100.0%)                           $9,544
                                                    ======
Net Asset Value, Offering and
   Redemption Price Per Share                        $8.55
                                                    ======
* NON-INCOME PRODUCING SECURITY

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
At December 31, 2001, sector diversification of the Fund was as follows:
                                        % OF         VALUE
SECTOR DIVERSIFICATION               NET ASSETS      (000)
----------------------               ----------     -------
Banks                                    17.1%      $1,633
Telephones & Telecommunications          10.6        1,013
Food, Water & Tobacco                     8.0          767
Healthcare                                7.4          710
Electronics                               6.7          640
Petroleum & Fuel Products                 6.3          600
Construction                              5.3          504
Automotive                                5.3          503
Diversified Operations                    4.3          410
Insurance                                 3.9          373
Services                                  3.2          304
Chemicals                                 3.2          303
Retail                                    2.7          259
Office Equipment                          2.0          191
Manufacturing                             1.7          163
Transportation                            1.3          124
Computers                                 1.3          122
Financial Services                        1.1          103
Distribution & Wholesale                  1.0           99
Multimedia                                1.0           96
Leisure                                   0.9           81
Machinery                                 0.9           81
Household Products                        0.6           59
Photographic Equipment                    0.6           58
Audio/Video                               0.6           55
Aerospace/Defense                         0.3           31
                                       ------       ------
TOTAL FOREIGN COMMON STOCK               97.3        9,282
CASH EQUIVALENT                           2.5          239
                                       ------       ------
TOTAL INVESTMENTS                        99.8        9,521
OTHER ASSETS AND LIABILITIES, NET         0.2           23
                                       ------       ------
TOTAL NET ASSETS                        100.0%      $9,544
                                       ======       ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------




MID-CAP EQUITY FUND

--------------------------------------------------------------------------------
                                        SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (88.7%)
BASIC MATERIALS (5.9%)
   Bowater                              4,300      $   205
   Cytec Industries*                    6,100          165
   Eastman Chemical                     2,800          109
   HB Fuller                            8,600          247
   Lyondell Chemical                    3,400           49
   Praxair                              4,500          249
   Stillwater Mining*                  14,100          261
                                                   -------
                                                     1,285
                                                   -------
CAPITAL GOODS (4.8%)
   Fluor                                3,800          142
   Jacobs Engineering Group*            2,600          171
   Optimal Robotics, Cl A*              7,750          275
   Shaw Group*                          3,100           73
   SPX*                                 2,900          397
                                                   -------
                                                     1,058
                                                   -------
COMMUNICATION SERVICES (3.9%)
   Adelphia Communications,
     Cl A*                              4,800          150
   Charter Communications, Cl A*        6,500          107
   Commscope*                           4,000           85
   Dobson Communications, Cl A*         9,000           77
   Harmonic*                            4,200           50
   Leap Wireless International*         5,900          124
   Western Wireless, Cl A*              9,100          257
                                                   -------
                                                       850
                                                   -------
CONSUMER CYCLICALS (11.1%)
   Abercrombie & Fitch, Cl A*           8,600          228
   American Eagle Outfitters*           7,500          196
   CDW Computer Centers*                2,500          134
   Circuit City Stores                 12,000          311
   Electronics Boutique Holdings*       3,100          124
   Emmis Communications, Cl A*          9,000          213
   Hispanic Broadcasting*               6,500          166

-------------------------------------------------------------------------------
                                        SHARES   VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
   Mohawk Industries*                   1,400      $    77
   Payless Shoesource*                  2,700          152
   Radio One, Cl D*                     9,000          162
   Royal Caribbean Cruises              5,300           86
   Six Flags*                           8,700          134
   TMP Worldwide*                       2,200           94
   Too*                                 2,400           66
   Tweeter Home Entertainment
     Group*                            10,200          296
                                                   -------
                                                     2,439
                                                   -------
CONSUMER STAPLES (4.8%)
   Adolph Coors, Cl B                   1,500           80
   Brinker International*               3,000           89
   CEC Entertainment*                   1,400           61
   Cheesecake Factory*                  1,600           55
   Darden Restaurants                   3,500          124
   Dean Foods*                          4,400          300
   Fleming                              4,100           76
   Sensient Technologies               13,400          279
                                                   -------
                                                     1,064
                                                   -------
ENERGY (5.6%)
   BJ Services*                         3,700          120
   Cooper Cameron*                      1,800           73
   Ensco International                  3,300           82
   Evergreen Resources*                   800           31
   GlobalSantaFe                        5,191          148
   Murphy Oil                             400           34
   National-Oilwell*                    2,600           53
   Ocean Energy                        11,500          221
   Patterson-UTI Energy*                6,900          161
   Precision Drilling*                  7,300          188
   Pride International*                 3,200           48
   Smith International*                 1,300           70
                                                   -------
                                                     1,229
                                                   -------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



MID-CAP EQUITY FUND--CONTINUED

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCE (13.5%)
   AG Edwards                           2,300      $   102
   AmeriCredit*                         2,400           76
   Colonial Bancgroup                   5,600           79
   Everest Re Group                       700           49
   Hibernia, Cl A                      22,900          407
   Lincoln National                     2,300          112
   M&T Bank                             2,300          168
   Marshall & Ilsley                    5,900          373
   National Commerce Financial          6,800          172
   North Fork Bancorporation            9,700          310
   Protective Life                      3,900          113
   RenaissanceRe Holdings                 700           67
   Safeco                               6,800          212
   SouthTrust                          16,600          409
   Sovereign Bancorp                   14,200          174
   TCF Financial                        1,400           67
   Zions Bancorporation                 1,300           68
                                                   -------
                                                     2,958
                                                   -------
HEALTHCARE (15.2%)
   AdvancePCS*                          1,900           56
   Albany Molecular Research*           1,700           45
   Andrx Group*                         1,700          120
   Barr Laboratories*                   2,700          214
   Cephalon*                            1,200           91
   Gilead Sciences*                       300           20
   Health Management Associates,
     Cl A*                             17,400          320
   Human Genome Sciences*               2,000           67
   Idec Pharmaceuticals*                3,900          269
   IVAX*                                3,200           64
   King Pharmaceuticals*               14,128          595
   Lincare Holdings*                    3,500          100
   Millennium Pharmaceuticals*          2,400           59
   Per-Se Technologies*                    25           --
   Protein Design Labs*                 4,600          151
   Province Healthcare*                 4,500          139
   Quest Diagnostics*                   1,700          122
   Renal Care Group*                   19,000          610

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
   Sepracor*                              800      $    46
   Teva Pharmaceutical Industries
     ADR                                1,800          111
   Transkaryotic Therapies*             1,300           56
   Varian Medical Systems*              1,200           85
                                                   -------
                                                     3,340
                                                   -------
SERVICES (0.5%)
   Apollo Group, Cl A*                  2,500          113
                                                   -------
TECHNOLOGY (20.7%)
   Acxiom*                              3,600           63
   Aeroflex*                            5,100           97
   Alpha Industries*                    4,800          105
   Applied Micro Circuits*              3,800           43
   Cabot Microelectronics*              2,200          174
   Cadence Design Systems*              6,300          138
   Caliper Technologies*                5,800           91
   Cerner*                              3,100          155
   Citrix Systems*                      4,500          102
   Concurrent Computer*                22,100          328
   Cree*                                7,200          212
   DST Systems*                         2,200          110
   Electronic Arts*                     2,400          144
   Genesis Microchip*                   2,300          152
   Gentex*                              1,800           48
   Globespan Virata*                    9,486          123
   Inrange Technologies, Cl B*          3,900           48
   Integrated Circuit Systems*          9,000          203
   Integrated Device Technology*        1,500           40
   Intuit*                              2,500          107
   L-3 Communications Holdings*           800           72
   Mentor Graphics*                     2,200           52
   Microsemi*                           2,500           74
   Network Associates*                  5,700          147
   PerkinElmer                          1,400           49
   QLogic*                              2,400          107
   Rational Software*                   6,000          117
   RF Micro Devices*                    4,900           94

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
   Seachange International*            10,900      $   372
   Stratos Lightwave*                  14,700           90
   Sungard Data Systems*                2,400           69
   Symbol Technologies                 14,875          236
   Take-Two Interactive Software*       4,400           71
   Transwitch*                          9,500           43
   Triquint Semiconductor*              8,822          108
   Waters*                              3,600          140
   Zoran*                               6,600          215
                                                   -------
                                                     4,539
                                                   -------
TRANSPORTATION (1.1%)
   CNF                                  2,200           74
   Expeditors International
     Washington                         1,300           74
   Forward Air*                         2,600           88
                                                   -------
                                                       236
                                                   -------
UTILITIES (1.6%)
   Equitable Resources                  6,600          225
   FirstEnergy                          3,600          126
                                                   -------
                                                       351
                                                   -------
Total Common Stock
     (Cost $17,245)                                 19,462
                                                   -------
PREFERRED STOCK (1.8%)
   Adelphia Communications              3,900          399
   WinStar Communications                   1           --
                                                   -------
Total Preferred Stock
     (Cost $433)                                       399
                                                   -------
WARRANTS (0.0%)
   Per-Se Technologies,
     expires 07/08/03*                     34           --
                                                   -------
Total Warrants
     (Cost $0)                                          --
                                                   -------

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (7.2%)
   Adelphia Communications
     CV to 22.8530 Shares,
     Callable 05/03/21 @ 100
     3.250%, 05/01/21                   $  85     $     86
   Affymetrix
     CV to 16.2602 Shares,
     Callable 10/07/02 @ 102.5
     5.000%, 10/01/06                      80           74
   AmeriSource Health
     CV to 18.8791 Shares,
     Callable 12/03/04 @ 102
     5.000%, 12/01/07                      60           84
   DR Horton
     CV to 17.4927 Shares,
     Callable 05/14/03 @ 55.97 (A)
     3.280%, 05/11/21                     168          106
   Gilead Sciences
     CV to 20.3562 Shares,
     Callable 12/20/03 @ 102.86
     5.000%, 12/15/07                     120          186
   Human Genome Sciences
     CV to 17.7778 Shares,
     Callable 02/06/03 @ 102.5
     5.000%, 02/01/07                     335          306
   Lennar
     CV to 6.3892 Shares,
     Callable 04/06/06 @ 100 (A)
     5.191%, 04/04/21                     168           65
   Sepracor
     CV to 10.8249 Shares
     5.000%, 02/15/07                     325          283
   SPX
     CV to 4.8116 Shares,
     Callable 02/06/06 @ 100 (A) (B)
     2.769%, 02/06/21                     250          184
   SPX
     CV to 4.8116 Shares,
     Callable 02/06/21 @ 100 (A)
     2.014%, 02/06/21                     275          202
                                                   -------
Total Convertible Bonds
     (Cost $1,622)                                   1,576
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001


MID-CAP EQUITY FUND--CONCLUDED

--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.2%)
   Morgan Stanley Dean Witter
     1.550%, dated 12/31/01, matures
     01/02/02, repurchase price $268,838
     (collateralized by U.S. Treasury
     Note: market value $277,313)       $ 269      $   269
                                                   -------
Total Repurchase Agreement
     (Cost $269)                                       269
                                                   -------
Total Investments (98.9%)
   (Cost $19,569)                                   21,706
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (1.1%)               232
                                                   -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,978,234 outstanding
     shares of beneficial interest                  20,750
   Undistributed net investment income                   9
   Accumulated net realized loss
     on investments                                   (958)
   Net unrealized appreciation
     on investments                                  2,137
                                                   -------
Total Net Assets (100.0%)                          $21,938
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                       $11.09
                                                   =======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
CV -- CONVERTIBLE SECURITY
(A) ZERO COUPON BOND. THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
(B) PRIVATE PLACEMENT SECURITY
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------




QUALITY GROWTH STOCK FUND

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (97.3%)
BASIC MATERIALS (2.1%)
   Alcoa                                  471      $    17
   Du Pont (E.I.) de Nemours              385           16
                                                   -------
                                                        33
                                                   -------
CAPITAL GOODS (9.9%)
   Boeing                                 154            6
   General Electric                     1,555           62
   Minnesota Mining & Manufacturing       147           17
   Tyco International                     617           36
   United Technologies                    564           37
                                                   -------
                                                       158
                                                   -------
COMMUNICATION SERVICES (7.1%)
   AT&T                                   462            8
   AT&T Wireless Services*                110            2
   BellSouth                              162            6
   Comcast, Cl A*                         154            6
   Qualcomm*                              158            8
   SBC Communications                     517           20
   Verizon Communications                 385           18
   Viacom, Cl B*                          863           38
   Viasat*                                517            8
                                                   -------
                                                       114
                                                   -------
CONSUMER CYCLICALS (14.8%)
   AOL Time Warner*                       401           13
   Best Buy*                              308           23
   Charlotte Russe Holding*               231            4
   Christopher & Banks*                   462           16
   Ford Motor                             662           10
   Harley-Davidson                        540           29
   Home Depot                             672           34
   Liz Claiborne                          462           23
   McDonald's                             276            7
   Target                                 231           10
   Wal-Mart Stores                        789           46

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
   Walgreen                               497      $    17
   Walt Disney                            231            5
                                                   -------
                                                       237
                                                   -------
CONSUMER STAPLES (7.2%)
   Anheuser-Busch                         154            7
   Coca-Cola                              272           13
   Colgate-Palmolive                      385           22
   Pepsico                                308           15
   Philip Morris                          554           25
   Procter & Gamble                       416           33
                                                   -------
                                                       115
                                                   -------
ENERGY (6.9%)
   Apache                                 254           13
   ChevronTexaco                          329           30
   Exxon Mobil                          1,121           44
   Royal Dutch Petroleum-NY Shares        416           20
   Schlumberger                            77            4
                                                   -------
                                                       111
                                                   -------
FINANCE (13.8%)
   Allstate                               154            5
   American Express                       235            8
   American International Group           408           32
   Bank of America                        269           17
   Bank of New York                       385           16
   Bank One                               231            9
   Citigroup                              450           23
   Fannie Mae                             224           18
   Fifth Third Bancorp                    247           15
   FleetBoston Financial                  231            8
   Freddie Mac                            308           20
   JP Morgan Chase                        233            9
   US Bancorp                             308            7
   USA Education                          231           19
   Wells Fargo                            334           15
                                                   -------
                                                       221
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



QUALITY GROWTH STOCK FUND--CONCLUDED

--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
HEALTHCARE (15.4%)
   Abbott Laboratories                    285      $    16
   American Home Products                 239           15
   Amgen*                                 231           13
   Bristol-Myers Squibb                   362           19
   Eli Lilly                              154           12
   Johnson & Johnson                      468           28
   Medtronic                              376           19
   Merck                                  322           19
   Pfizer                               1,005           40
   Pharmacia                              308           13
   Schering-Plough                        374           13
   Tenet Healthcare*                      385           23
   UnitedHealth Group                     231           16
                                                   -------
                                                       246
                                                   -------
SERVICES (1.2%)
   Paychex                                533           19
                                                   -------
TECHNOLOGY (18.9%)
   Adobe Systems                          277            9
   Applied Materials*                     418           17
   Automatic Data Processing              308           18
   Cisco Systems*                       1,401           25
   Citrix Systems*                        462           10
   Dell Computer*                         462           13
   EMC*                                   385            5
   Intel                                1,033           32
   International Business Machines        277           33
   Linear Technology                      605           24
   Microsoft*                             877           58
   Oracle*                              1,284           18
   Sun Microsystems*                      743            9
   Texas Instruments                      631           18
   Veritas Software*                      308           14
                                                   -------
                                                       303
                                                   -------
Total Common Stock
     (Cost $1,532)                                   1,557
                                                   -------

--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.5%)
   Morgan Stanley Dean Witter
     1.550%, dated 12/31/01, matures
     01/02/02, repurchase price
     $40,297 (collateralized by
     U.S. Treausry Note:
     market value $41,567)            $   40        $   40
                                                    ------
Total Repurchase Agreement
     (Cost $40)                                         40
                                                    ------
Total Investments (99.8%)
   (Cost $1,572)                                     1,597
                                                    ------
OTHER ASSETS AND LIABILITIES, NET (0.2%)                 3
                                                    ------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 203,268 outstanding
     shares of beneficial interest                   2,003
   Undistributed net investment income                   1
   Accumulated net realized loss
     on investments                                   (429)
   Net unrealized appreciation
     on investments                                     25
                                                    ------
Total Net Assets (100.0%)                           $1,600
                                                    ======
Net Asset Value, Offering and
   Redemption Price Per Share                        $7.87
                                                    ======
* NON-INCOME PRODUCING SECURITY
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------





SMALL CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------
                                        SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (93.6%)
BASIC MATERIALS (19.8%)
   Arch Coal                            7,800      $   177
   Carpenter Technology                 3,800          101
   Celanese                             7,200          139
   Cia Siderurgica Nacional ADR           400            7
   Fording                              8,900          159
   Goodrich                             4,100          109
   Lennox International                 8,014           78
   Lesco                                8,300           71
   LSI Industries                      10,950          191
   Olin                                 4,800           77
   Peabody Energy                       5,200          147
   Pennzoil-Quaker State               29,800          431
   Sappi ADR*                          14,400          148
   SKF ADR                              4,300           83
   Soc Quimica Y Minera de Chile
     ADR                                5,700          133
   Southern Peru Copper                 1,500           18
   Texas Industries                     7,500          277
   United States Steel*                12,000          217
   Wellman                              5,300           82
   Worthington Industries               6,500           92
                                                   -------
                                                     2,737
                                                   -------
CAPITAL GOODS (20.5%)
   ABM Industries                       4,200          132
   Allete                               7,846          198
   BHA Group Holdings                   4,500           67
   Briggs & Stratton                    2,100           90
   C&D Technologies                     3,800           87
   Chemed                               2,800           95
   Church & Dwight                     18,600          495
   Cummins                              1,800           69
   Empresa Bras de Aeronautica
     ADR                               20,500          454
   Fedders                              1,300            4
   Fedders, Cl A                        5,700           16
   Harland (John H.)                    1,900           42

--------------------------------------------------------------------------------
                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
   Hollinger International              4,600      $    54
   Keithley Instruments                 1,600           27
   Pioneer Standard Electronics         7,300           93
   Quixote                              9,800          186
   Roper Industries                     2,300          114
   RPM                                  5,100           74
   Siderca ADR                          2,900           42
   Smith                                2,900           56
   Standard Register                    3,700           68
   Stewart & Stevenson Services         5,500          103
   Tecumseh Products, Cl A              1,300           66
   Valspar                              3,200          127
   York International                   1,800           69
                                                   -------
                                                     2,828
                                                   -------
COMMUNICATIONS EQUIPMENT (3.7%)
   Harris                              16,677          509
                                                   -------
CONSUMER CYCLICALS (8.1%)
   Bassett Furniture Industries         6,300           88
   Fairmont Hotels & Resorts           12,100          289
   Harman International Industries      5,236          236
   Intrawest                            6,700          117
   Liz Claiborne                          700           35
   Movado Group                         4,200           80
   Phillips-Van Heusen                  9,900          108
   Spiegel, Cl A                       12,700           58
   Sturm Ruger                          5,500           66
   Wolverine World Wide                 2,900           44
                                                   -------
                                                     1,121
                                                   -------
CONSUMER STAPLES (4.1%)
   Ingles Markets, Cl A                 7,400           88
   Interstate Bakeries                  4,500          109
   JM Smucker                           5,497          195
   Sensient Technologies                8,020          167
                                                   -------
                                                       559
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



SMALL CAP VALUE EQUITY FUND--CONCLUDED

--------------------------------------------------------------------------------
                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
ENERGY (2.9%)
   Ensco International                  3,500      $    87
   Noble Affiliates                     3,100          109
   Penn Virginia                        2,300           79
   UGI                                  4,000          121
                                                   -------
                                                       396
                                                   -------
FINANCE (14.9%)
   American Financial Group             4,400          108
   Banner                               4,300           73
   City National                        2,600          122
   CNA Surety                           6,700          104
   Colonial Bancgroup                   9,400          132
   Community First Bankshares           4,332          111
   Crawford, Cl A                         100            1
   FNB                                  3,900          103
   Glacier Bancorp                      7,374          153
   Horizon Financial                    6,525           77
   Klamath First Bancorp                7,600          100
   Pacific Northwest Bancorp            3,400           70
   PXRE Group                           5,700          101
   Riggs National                       5,900           82
   Scottish Annuity & Life
     Holdings                           8,000          155
   Seacoast Banking                     2,600          121
   Student Loan                         1,200           97
   Washington Federal                   3,960          102
   West Coast Bancorp                   7,576          105
   Wilmington Trust                     2,200          139
                                                   -------
                                                     2,056
                                                   -------
HEALTHCARE (7.1%)
   Alpharma, Cl A                      19,454          515
   Cambrex                              4,200          183
   Invacare                             3,100          104
   Mentor                               6,000          171
                                                   -------
                                                       973
                                                   -------

--------------------------------------------------------------------------------
                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
SERVICES (3.3%)
   Pittston Brink's Group              20,700      $   457
                                                   -------
TECHNOLOGY (4.1%)
   Autodesk                            14,100          525
   Helix Technology                     1,000           23
   Richardson Electronics               1,000           12
                                                   -------
                                                       560
                                                   -------
TRANSPORTATION (5.1%)
   CHC Helicopter, Cl A*               10,900          122
   CP Railway                           4,600           90
   CP Ships*                           23,900          260
   Oshkosh Truck                        2,300          112
   Usfreightways                        1,800           56
   Wabash National                      8,500           66
                                                   -------
                                                       706
                                                   -------
Total Common Stock
     (Cost $10,888)                                 12,902
                                                   -------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.2%)
   Morgan Stanley Dean Witter
     1.550%, dated 12/31/01, matures
     01/02/02, repurchase price
     $994,821 (collateralized by
     U.S. Treasury Note:
     market value $1,026,183)           $ 995     $   995
                                                  -------
Total Repurchase Agreement
     (Cost $995)                                      995
                                                  -------
Total Investments (100.9%)
   (Cost $11,883)                                  13,897
                                                  -------
OTHER ASSETS AND LIABILITIES, NET (-0.9%)            (122)
                                                  -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,258,880 outstanding
     shares of beneficial interest                 13,298
   Accumulated net realized loss
     on investments                                (1,537)
   Net unrealized appreciation
     on investments                                 2,014
                                                  -------
Total Net Assets (100.0%)                         $13,775
                                                  =======
Net Asset Value, Offering and
   Redemption Price Per Share                      $10.94
                                                  =======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



VALUE INCOME STOCK FUND

--------------------------------------------------------------------------------
                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (93.5%)
BASIC MATERIALS (6.5%)
   Alcoa                               16,700      $   594
   Eastman Chemical                    13,380          522
   International Paper                 35,700        1,440
   Praxair                             12,100          669
   Rohm & Haas                         26,100          904
                                                   -------
                                                     4,129
                                                   -------
CAPITAL GOODS (12.9%)
   Dover                               47,600        1,765
   Emerson Electric                    13,300          759
   Honeywell International             23,300          788
   Ingersoll-Rand                      16,900          707
   Minnesota Mining &
     Manufacturing                      6,100          721
   Pall                                14,600          351
   Parker Hannifin                      8,300          381
   Textron                             11,854          492
   Tyco International                  27,000        1,590
   Volvo ADR                           36,000          590
                                                   -------
                                                     8,144
                                                   -------
COMMUNICATION SERVICES (8.1%)
   Alltel                               9,900          611
   CenturyTel                          18,000          590
   SBC Communications                  42,500        1,665
   Sprint Corp-FON Group               30,700          617
   Verizon Communications              34,890        1,656
                                                   -------
                                                     5,139
                                                   -------
CONSUMER CYCLICALS (11.1%)
   Ford Motor                          36,700          577
   Gannett                             18,200        1,224
   Genuine Parts                       17,000          624
   Interpublic Group                   26,300          777
   Limited                             49,900          735
   Masco                               42,400        1,039
   McDonald's                          13,000          344

--------------------------------------------------------------------------------
                                         SHARES   VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
   McGraw-Hill                         11,600      $   707
   Newell Rubbermaid                   13,000          358
   Walt Disney                         31,200          646
                                                   -------
                                                     7,031
                                                   -------
CONSUMER STAPLES (5.0%)
   Clorox                              17,600          696
   HJ Heinz                             9,000          370
   Kimberly-Clark                      24,000        1,435
   Pepsico                             13,100          638
                                                   -------
                                                     3,139
                                                   -------
ENERGY (13.2%)
   Anadarko Petroleum                  13,400          762
   BP ADR                              36,000        1,674
   Conoco                              53,872        1,525
   Diamond Offshore Drilling           24,100          733
   Exxon Mobil                         53,600        2,106
   Phillips Petroleum                  25,000        1,506
                                                   -------
                                                     8,306
                                                   -------
FINANCE (20.4%)
   Allstate                            24,600          829
   AMBAC Financial Group               11,600          671
   American Express                    21,200          757
   American International Group         8,905          707
   Amsouth Bancorporation              34,104          645
   Bank of America                     10,200          642
   Chubb                               20,000        1,380
   Citigroup                           44,000        2,221
   FleetBoston Financial               26,629          972
   Jefferson-Pilot                     14,100          652
   JP Morgan Chase                     24,525          892
   Keycorp                             19,000          462
   Morgan Stanley Dean Witter          12,100          677
   PNC Financial Services Group        15,700          882
   Torchmark                           12,500          492
                                                   -------
                                                    12,881
                                                   -------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        SHARES    VALUE (000)
--------------------------------------------------------------------------------
HEALTHCARE (5.9%)
   Becton Dickinson                    38,500      $ 1,276
   Merck                                5,300          312
   Pharmacia                           29,137        1,243
   Schering-Plough                     24,500          877
                                                   -------
                                                     3,708
                                                   -------
TECHNOLOGY (5.5%)
   Avnet                               14,100          359
   Electronic Data Systems              4,300          295
   Hewlett-Packard                     37,200          764
   Koninklijke Philips Electronics-
     NY Shares                         43,200        1,258
   PerkinElmer                         22,800          798
                                                   -------
                                                     3,474
                                                   -------
UTILITIES (4.9%)
   Allegheny Energy                    17,600          638
   FirstEnergy                         16,900          591
   FPL Group                           10,500          592
   PPL                                 20,300          707
   Scana                               19,090          531
                                                   -------
                                                     3,059
                                                   -------
Total Common Stock
     (Cost $54,554)                                 59,010
                                                   -------

--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.4%)
   Morgan Stanley Dean Witter
     1.650%, dated 12/31/01, matures
     01/02/02, repurchase price
     $4,051,075 (collateralized by
     FHLMC obligations: market
     value $4,144,027)                 $4,051      $ 4,051
                                                   -------
Total Repurchase Agreement
     (Cost $4,051)                                   4,051
                                                   -------
Total Investments (99.9%)
   (Cost $58,605)                                   63,061
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (0.1%)                41
                                                   -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 4,967,917 outstanding
     shares of beneficial interest                  70,726
   Accumulated net realized loss
     on investments                                (12,080)
   Net unrealized appreciation
     on investments                                  4,456
                                                   -------
Total Net Assets (100.0%)                          $63,102
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                       $12.70
                                                   =======
ADR -- AMERICAN DEPOSITORY RECEIPT
FHLMC-- FEDERAL HOME LOAN MORTGAGE CORPORATION


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



INVESTMENT GRADE BOND FUND

--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (23.6%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                  $1,200      $ 1,419
     6.250%, 05/15/30                   1,325        1,435
   U.S. Treasury Notes
     5.875%, 11/15/04                     250          265
     2.750%, 10/31/03                   1,500        1,497
                                                   -------
Total U.S. Treasury Obligations
     (Cost $4,517)                                   4,616
                                                   -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (9.0%)
   FHLMC
     5.250%, 02/15/04                     350          363
   FNMA
     7.125%, 01/15/30                     850          945
     6.250%, 02/01/11                     450          458
                                                   -------
Total U.S. Government Agency Obligations
     (Cost $1,662)                                   1,766
                                                   -------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (14.3%)
   GNMA
     8.500%, 04/15/31                   1,116        1,181
     8.000%, 08/15/31                   1,542        1,617
                                                   -------
Total U.S. Government
     Mortgage-Backed Obligations
     (Cost $2,779)                                   2,798
                                                   -------
CORPORATE OBLIGATIONS (46.1%)
CAPITAL GOODS (1.3%)
   Dover
     6.500%, 02/15/11                      50           51
   United Technologies
     6.350%, 03/01/11                     200          204
                                                   -------
                                                       255
                                                   -------

--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
COMMUNICATION SERVICES (2.3%)
   Verizon, Ser A
     5.650%, 11/15/11                  $  200      $   191
   WorldCom
     6.500%, 05/15/04                     250          257
                                                   -------
                                                       448
                                                   -------
CONSUMER CYCLICALS (4.4%)
   Marriott International, Ser C
     7.875%, 09/15/09                     250          258
   May Department Stores
     7.900%, 10/15/07                     250          275
   Walt Disney, MTN
     5.500%, 12/29/06                     325          322
                                                   -------
                                                       855
                                                   -------
CONSUMER STAPLES (6.6%)
   Avon Products
     7.150%, 11/15/09                     200          213
   Coca-Cola Enterprises
     8.500%, 02/01/22                     200          240
     5.375%, 08/15/06                     350          354
   Conagra Foods
     6.750%, 09/15/11                     200          204
   Philip Morris
     7.500%, 04/01/04                      50           54
   Ralston Purina
     8.625%, 02/15/22                     175          219
                                                   -------
                                                     1,284
                                                   -------
ENERGY (1.7%)
   Kerr-McGee
     6.875%, 09/15/11                     200          202
     5.875%, 09/15/06                     125          125
                                                   -------
                                                       327
                                                   -------
28

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
FINANCE (17.2%)
   Boeing Capital
     5.650%, 05/15/06                  $  350     $    350
   Capital One Bank
     6.500%, 07/30/04                     100          101
   Countrywide Home Loan,
     Ser F, MTN
     6.510%, 02/11/05                     300          313
   Ford Motor Credit
     7.250%, 10/25/11                     400          389
     6.875%, 02/01/06                     350          351
   General Motors Acceptance
     6.750%, 01/15/06                     300          305
   International Lease Finance,
     Ser M, MTN
     5.950%, 06/06/05                     350          356
   Qwest Capital Funding
     7.900%, 08/15/10                     250          254
   Texaco Capital
     5.500%, 01/15/09                     150          149
   Washington Mutual Bank
     6.875%, 06/15/11                     325          333
   Wells Fargo Financial
     6.125%, 02/15/06                     200          208
     5.875%, 08/15/08                     250          250
                                                   -------
                                                     3,359
                                                   -------
HEALTHCARE (1.3%)
   Cardinal Health
     6.750%, 02/15/11                     250          260
                                                   -------
INSURANCE (2.6%)
   AON
     6.900%, 07/01/04                     200          211
   ING Groep
     8.000%, 10/30/06                     280          307
                                                   -------
                                                       518
                                                   -------

--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
INVESTMENT BANKERS/BROKER DEALERS (4.0%)
   Donaldson, Lufkin & Jenrette,
     MTN
     6.150%, 05/04/04                  $  200      $   208
   Morgan Stanley Dean Witter
     6.750%, 04/15/11                     300          307
   Salomon Smith Barney Holdings,
     MTN
     6.500%, 02/15/08                     250          259
                                                   -------
                                                       774
                                                   -------
TECHNOLOGY (1.5%)
   Computer Sciences
     7.500%, 08/08/05                     275          295
                                                   -------
UTILITIES (3.2%)
   National Rural Utilities
     6.000%, 05/15/06                     375          381
     5.250%, 07/15/04                     250          254
                                                   -------
                                                       635
                                                   -------
Total Corporate Obligations
     (Cost $8,799)                                   9,010
                                                   -------
CERTIFICATE OF DEPOSIT (1.4%)
   US Bank
     6.375%, 08/01/11                     275          277
                                                   -------
Total Certificate of Deposit
     (Cost $274)                                       277
                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



INVESTMENT GRADE BOND FUND--CONCLUDED

--------------------------------------------------------------------------------
                                         FACE
                                     AMOUNT (000) VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.2%)
   Morgan Stanley Dean Witter
     1.550%, dated 12/31/01, matures
     01/02/02, repurchase price
     $812,597 (collaterized by
     U.S. Treasury Note:
     market value $838,214)            $  813      $   813
                                                   -------
Total Repurchase Agreement
     (Cost $813)                                       813
                                                   -------
Total Investments (98.6%)
   (Cost $18,844)                                   19,280
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (1.4%)               279
                                                   -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,945,660 outstanding
     shares of beneficial interest                  20,172
   Accumulated net realized loss
     on investments                                 (1,049)
   Net unrealized appreciation
     on investments                                    436
                                                   -------
Total Net Assets (100.0%)                          $19,559
                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                       $10.05
                                                   =======
FHLMC-- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                         QUALITY  SMALL CAP   VALUE
                                          CAPITAL       GROWTH    INTERNATIONAL MID-CAP  GROWTH     VALUE    INCOME  INVESTMENT
                                        APPRECIATION  AND INCOME    EQUITY      EQUITY    STOCK    EQUITY     STOCK     GRADE
                                            FUND         FUND        FUND        FUND     FUND      FUND      FUND    BOND FUND
                                        ------------  ----------  -----------   -------  ------   ---------  ------- ----------
Investment Income:
   Dividend Income .....................  $   612       $  45      $   206       $110     $  17    $  257    $ 1,219   $   --
   Interest Income .....................      163           5            5        146         2        14        178    1,072
   Less: Foreign Taxes Withheld ........       (1)         --          (19)        --        --        (2)        (6)      --
                                          -------       -----      -------       ----     -----    ------    -------   ------
       Total Investment Income .........      774          50          192        256        19       269      1,391    1,072
                                          -------       -----      -------       ----     -----    ------    -------   ------
Expenses:
   Investment Advisory Fees ............    1,042          27          130        247        15       137        517      134
   Administrator Fees ..................       63          63           75         63        63        63         63       63
   Custody Fees ........................       48           2           17         11         1         6         34       10
   Transfer Agent Fees .................       38           1            4          9        --         5         27        7
   Professional Fees ...................       79           3            9         19         1        12         57       17
   Trustee Fees ........................        4          --           --          1        --        --          3        1
   Printing Expenses ...................       22           1            3          5        --         3         16        5
   Pricing Fees .......................         6          --            3          1        --         1          4        1
   Insurance and Other Fees ............        2          --           --          1        --         1         --        2
                                          -------       -----      -------       ----     -----    ------    -------   ------
   Total Expenses ......................    1,304          97          241        357        80       228        721      240
   Less: Investment Advisory
     Fees Waived .......................     (262)        (27)         (75)      (110)      (15)      (85)      (107)    (104)
        Reimbursements from Adviser ....       --         (34)          --         --       (47)       --         --       --
                                          -------       -----      -------       ----     -----    ------    -------   ------
   Net Expenses ........................    1,042          36          166        247        18       143        614      136
                                          -------       -----      -------       ----     -----    ------    -------   ------
   Net Investment Income (Loss) ........     (268)         14           26          9         1       126        777      936
                                          -------       -----      -------       ----     -----    ------    -------   ------
   Net Realized Gain (Loss) on
     Securities Sold ...................    3,472        (160)      (1,533)      (912)     (390)      129      2,555     (275)
   Net Realized Loss on Foreign
     Currency Transactions .............       --          --          (23)        --        --        --         --       --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments .....   (8,744)        (14)        (502)     1,346        90     2,042     (4,348)     876
   Net Change in Unrealized Depreciation
     on Foreign Currency and Translation
     of Other Assets and Liabilities
     in Foreign Currency ................      --          --          (15)        --        --        --         --       --
                                          -------       -----      -------       ----     -----    ------    -------   ------
   Net Realized and Unrealized
     Gain (Loss) on Investments
     and Foreign Currency ...............  (5,272)       (174)      (2,073)       434      (300)    2,171     (1,793)     601
                                          -------       -----      -------       ----     -----    ------    -------   ------
   Net Increase (Decrease) in Net Assets
     from Operations .................... $(5,540)      $(160)     $(2,047)      $443     $(299)   $2,297    $(1,016)  $1,537
                                          =======       =====      =======       ====     =====    ======    =======   ======

Amounts designated as "--" are either $0 or have been rounded to $0.



THE  ACCOMPANYING  NOTES  ARE AN  INTEGRAL  PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEARS ENDED DECEMBER 31,

                                                     CAPITAL APPRECIATION       GROWTH AND          INTERNATIONAL
                                                             FUND               INCOME FUND          EQUITY FUND
                                                     --------------------   --------------------  --------------------
                                                     01/01/01-  01/01/00-   01/01/01-  01/01/00-  01/01/01-  01/01/00-
                                                     12/31/01   12/31/00    12/31/01   12/31/00   12/31/01   12/31/00
                                                     ---------  ---------   ---------  ---------  ---------  ---------
Operations:
   Net Investment Income (Loss) ...................  $   (268)    $  200     $   14     $    6    $    26     $   90
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions ............     3,472      6,147       (160)        (3)    (1,556)      (452)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ................    (8,744)    (2,545)       (14)        33       (502)      (290)
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     and Translation of Other Assets and
     Liabilities in Foreign Currency ..............        --         --         --         --        (15)        24
                                                     --------   --------     ------     ------    -------    -------
   Net Increase (Decrease) in Net Assets
     from Operations ..............................    (5,540)     3,802       (160)        36     (2,047)      (628)
                                                     --------   --------     ------     ------    -------    -------
Distributions to Shareholders:

   Net Investment Income ..........................       (19)      (166)       (14)        (6)        --         --
   Capital Gains ..................................    (5,697)    (4,619)        --         --         (8)    (2,945)
                                                     --------   --------     ------     ------    -------    -------
   Total Distributions ............................    (5,716)    (4,785)       (14)        (6)        (8)    (2,945)
                                                     --------   --------     ------     ------    -------    -------
Capital Transactions:
   Proceeds from Shares Issued ....................     2,016      1,006      2,952      1,812      7,314        611
   Reinvestment of Cash Distributions .............     5,716      4,785         14          6          8      2,945
   Cost of Shares Repurchased .....................   (11,941)   (36,916)      (298)       (74)    (7,695)    (6,279)
                                                     --------   --------     ------     ------    -------    -------
   Increase (Decrease) in Net Assets from
     Capital Transactions .........................    (4,209)   (31,125)     2,668      1,744       (373)    (2,723)
                                                     --------   --------     ------     ------    -------    -------
   Total Increase (Decrease) in Net Assets ........   (15,465)   (32,108)     2,494      1,774     (2,428)    (6,296)
                                                     --------   --------     ------     ------    -------    -------
Net Assets:
   Beginning of Period ............................   101,964    134,072      1,784         10     11,972     18,268
                                                     --------   --------     ------     ------    -------    -------
   End of Period ..................................  $ 86,499   $101,964     $4,278     $1,784    $ 9,544    $11,972
                                                     ========   ========     ======     ======    =======    =======
Undistributed Net Investment
     Income/Loss at End of Year ...................        --        128         --         --         33         (7)
                                                     ========   ========     ======     ======    =======    =======
Shares Issued and Redeemed:
   Shares Issued ..................................       112         49        283        169        792         48
   Shares Issued in Lieu of Cash Distributions ....       394        223          2          1          1        287
   Shares Redeemed ................................      (651)    (1,793)       (30)        (7)      (833)      (490)
                                                     --------   --------     ------     ------    -------    -------
   Net Share Transactions .........................      (145)    (1,521)       255        163        (40)      (155)
                                                     ========   ========     ======     ======    =======    =======
Amounts designated as "--" are either $0 or have been rounded to $0.


32

                                                             MID-CAP             QUALITY GROWTH        SMALL CAP VALUE
                                                           EQUITY FUND             STOCK FUND            EQUITY FUND
                                                       --------------------   --------------------   --------------------
                                                       01/01/01-  01/01/00-   01/01/01-  01/01/00-   01/01/01-  01/01/00-
                                                       12/31/01   12/31/00    12/31/01   12/31/00    12/31/01   12/31/00
                                                       ---------  ---------   ---------  ---------   ---------  ---------
Operations:
   Net Investment Income (Loss) ...................     $    9    $   (51)     $    1     $    1      $  126    $   168
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions ............       (912)     3,331        (390)       (39)        129         60
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ................      1,346     (3,604)         90        (65)      2,042      1,287
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     and Translation of Other Assets and
     Liabilities in Foreign Currency ..............         --         --          --         --          --         --
                                                       -------    -------      ------     ------     -------    -------
   Net Increase (Decrease) in Net Assets
     from Operations ..............................        443       (324)       (299)      (103)      2,297      1,515
                                                       -------    -------      ------     ------     -------    -------
Distributions to Shareholders:

   Net Investment Income ..........................         --         --          --         (1)       (146)      (165)
   Capital Gains ..................................     (3,328)    (2,878)         --         --          --         --
                                                       -------    -------      ------     ------     -------    -------
   Total Distributions ............................     (3,328)    (2,878)         --         (1)       (146)      (165)
                                                       -------    -------      ------     ------     -------    -------
Capital Transactions:
   Proceeds from Shares Issued ....................        836        800         686      1,499       1,637        954
   Reinvestment of Cash Distributions .............      3,328      2,878          --          1         100        165
   Cost of Shares Repurchased .....................     (3,055)    (7,506)       (176)       (17)       (626)    (3,003)
                                                       -------    -------      ------     ------     -------    -------
   Increase (Decrease) in Net Assets from
     Capital Transactions .........................      1,109     (3,828)        510      1,483       1,111     (1,884)
                                                       -------    -------      ------     ------     -------    -------
   Total Increase (Decrease) in Net Assets ........     (1,776)    (7,030)        211      1,379       3,262       (534)
                                                       -------    -------      ------     ------     -------    -------
Net Assets:
   Beginning of Period ............................     23,714     30,744       1,389         10      10,513     11,047
                                                       -------    -------      ------     ------     -------    -------
   End of Period ..................................    $21,938    $23,714      $1,600     $1,389     $13,775    $10,513
                                                       =======    =======      ======     ======     =======    =======
Undistributed Net Investment
     Income/Loss at End of Year ...................          9         --           1        --           --         20
                                                       =======    =======      ======     ======     =======    =======
Shares Issued and Redeemed:
   Shares Issued ..................................         69         51          81        144         160        125
   Shares Issued in Lieu of Cash Distributions ....        382        181          --         --          10         21
   Shares Redeemed ................................       (256)      (472)        (21)        (1)        (64)      (379)
                                                       -------    -------      ------     ------     -------    -------
   Net Share Transactions .........................        195       (240)         60        143         106       (233)
                                                       =======    =======      ======     ======     =======    =======

                                                          VALUE INCOME          INVESTMENT GRADE
                                                           STOCK FUND               BOND FUND
                                                       --------------------    --------------------
                                                       01/01/01-  01/01/00-    01/01/01-  01/01/00-
                                                       12/31/01   12/31/00     12/31/01   12/31/00
                                                       ---------  ---------    --------   ---------
Operations:
   Net Investment Income (Loss) ...................    $    777    $ 1,512     $   936    $ 1,206
   Net Realized Gain (Loss) on Investments
     and Foreign Currency Transactions ............       2,555    (12,880)       (275)      (361)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ................      (4,348)    16,114         876        181
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     and Translation of Other Assets and
     Liabilities in Foreign Currency ..............         --          --          --         --
                                                       --------   --------     -------    -------
   Net Increase (Decrease) in Net Assets
     from Operations ..............................      (1,016)     4,746       1,537      1,026
                                                       --------   --------     -------    -------
Distributions to Shareholders:

   Net Investment Income ..........................        (998)    (1,493)       (936)    (1,206)
   Capital Gains ..................................          --     (5,919)         --         --
                                                       --------   --------     -------    -------
   Total Distributions ............................        (998)    (7,412)       (936)    (1,206)
                                                       --------   --------     -------    -------
Capital Transactions:
   Proceeds from Shares Issued ....................       7,155      2,493       3,239      1,148
   Reinvestment of Cash Distributions .............         999      7,412         936      1,206
   Cost of Shares Repurchased .....................     (10,632)   (41,386)     (2,107)    (7,017)
                                                       --------   --------     -------    -------
   Increase (Decrease) in Net Assets from
     Capital Transactions .........................      (2,478)   (31,481)      2,068     (4,663)
                                                       --------   --------     -------    -------
   Total Increase (Decrease) in Net Assets ........      (4,492)   (34,147)      2,669     (4,843)
                                                       --------   --------     -------    -------
Net Assets:
   Beginning of Period ............................      67,594    101,741      16,890     21,733
                                                       --------   --------     -------    -------
   End of Period ..................................    $ 63,102   $ 67,594     $19,559    $16,890
                                                       ========   ========     =======    =======
Undistributed Net Investment
     Income/Loss at End of Year ...................          --        221          --         --
                                                       ========   ========     =======    =======
Shares Issued and Redeemed:
   Shares Issued ..................................         546        196         320        121
   Shares Issued in Lieu of Cash Distributions ....          84        612          93        126
   Shares Redeemed ................................        (837)    (3,323)       (210)      (737)
                                                       --------   --------     -------    -------
   Net Share Transactions .........................        (207)    (2,515)        203       (490)
                                                       ========   ========     =======    =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  FOR THE YEARS OR PERIODS ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                                                      DISTRIBUTIONS    DISTRIBUTIONS
                                                    NET        NET REALIZED AND         FROM NET          FROM           NET ASSET
                         NET ASSET VALUE,       INVESTMENT   UNREALIZED GAINS (LOSSES)  INVESTMENT       REALIZED        VALUE, END
                        BEGINNING OF PERIOD    INCOME (LOSS)     ON INVESTMENTS          INCOME      CAPITAL GAINS       OF PERIOD
                        -------------------    ------------- ------------------------ -------------  ---------------     -----------
CAPITAL APPRECIATION FUND
           2001               $20.02              $(0.05)            $(1.27)              $   --         $(1.22)            $17.48
           2000                20.27                0.03               0.65                (0.03)         (0.90)             20.02
           1999                20.04                0.04               1.65                (0.04)         (1.42)             20.27
           1998                17.27                0.07               4.54                (0.08)         (1.76)             20.04
           1997                13.06                0.10               4.63                (0.10)         (0.42)             17.27
GROWTH AND INCOME FUND
           2001               $10.86              $ 0.04             $(0.65)              $(0.04)        $   --             $10.21
           2000                10.00                0.07               0.86                (0.07)            --              10.86
           1999 (1)            10.00                  --                 --                   --             --              10.00
INTERNATIONAL EQUITY FUND
           2001               $10.36              $   --             $(1.80)              $   --         $(0.01)            $ 8.55
           2000                13.93                0.08              (0.58)                  --          (3.07)             10.36
           1999                13.05                0.03               1.11                (0.07)         (0.19)             13.93
           1998                11.87                0.10               1.17                (0.01)         (0.08)             13.05
           1997                10.16                0.03               1.68                   --             --              11.87
MID-CAP EQUITY FUND
           2001               $13.30              $   --             $(0.19)              $   --         $(2.02)            $11.09
           2000                15.20               (0.04)             (0.13)                  --          (1.73)             13.30
           1999                13.56               (0.03)              1.90                   --          (0.23)             15.20
           1998                13.97                  --               0.70                   --          (1.11)             13.56
           1997                11.86               (0.01)              2.64                (0.01)         (0.51)             13.97
QUALITY GROWTH STOCK FUND
           2001               $ 9.68              $   --             $(1.81)              $   --         $   --             $ 7.87
           2000                10.00                0.02              (0.32)               (0.02)            --               9.68
           1999 (1)            10.00                  --                 --                   --             --              10.00
SMALL CAP VALUE EQUITY FUND
           2001               $ 9.12              $ 0.12             $ 1.82               $(0.12)        $   --             $10.94
           2000                 7.97                0.14               1.15                (0.14)            --               9.12
           1999                 8.48                0.10              (0.51)               (0.10)            --               7.97
           1998                 9.77                0.12              (1.30)               (0.11)            --               8.48
           1997 (2)            10.00                0.03              (0.23)               (0.03)            --               9.77
VALUE INCOME STOCK FUND
           2001               $13.06              $ 0.16             $(0.32)              $(0.20)        $   --             $12.70
           2000                13.23                0.26               0.98                (0.26)         (1.15)             13.06
           1999                15.08                0.29              (0.63)               (0.29)         (1.22)             13.23
           1998                15.21                0.27               1.02                (0.28)         (1.14)             15.08
           1997                12.41                0.28               3.02                (0.28)         (0.22)             15.21
INVESTMENT GRADE BOND FUND
           2001               $ 9.69              $ 0.52             $ 0.36               $(0.52)        $   --             $10.05
           2000                 9.73                0.62              (0.04)               (0.62)            --               9.69
           1999                10.58                0.56              (0.73)               (0.56)         (0.12)              9.73
           1998                10.19                0.54               0.39                (0.54)            --              10.58
           1997                 9.92                0.58               0.27                (0.58)            --              10.19

+ Returns are for the period indicated and have not been annualized.
(1) Commenced operations on December 30, 1999. All ratios for the period have been annualized.
(2) Commenced operations on October 22, 1997. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          RATIO OF
                                                                     RATIO OF          RATIO OF         NET INVESTMENT
                                                    RATIO OF       NET INVESTMENT     EXPENSES TO      INCOME (LOSS) TO
                                  NET ASSETS,     EXPENSES TO      INCOME (LOSS)   AVERAGE NET ASSETS  AVERAGE NET ASSETS  PORTFOLIO
                       TOTAL        END OF         AVERAGE          TO AVERAGE    (EXCLUDING WAIVERS  (EXCLUDING WAIVERS    TURNOVER
                      RETURN+    PERIOD (000)     NET ASSETS        NET ASSETS    AND REIMBURSEMENTS)  AND REIMBURSEMENTS)   RATE
                     --------    -----------     ------------      -------------  ------------------   ------------------  ---------
CAPITAL APPRECIATION FUND
           2001        (5.34%)     $ 86,499          1.15%             (0.30)%           1.44%              (0.59)%            88%
           2000         3.07        101,964          1.15               0.17             1.38               (0.06)            105
           1999         8.73        134,072          1.15               0.20             1.36               (0.01)            168
           1998        28.97        105,560          1.15               0.43             1.41                0.17             219
           1997        36.54         61,877          1.15               0.70             1.60                0.25             196
GROWTH AND INCOME FUND
           2001        (5.57)%     $  4,278          1.20%              0.47%            3.22%              (1.55)%            27%
           2000         9.32          1,784          1.20               0.69             8.04               (6.15)             34
           1999 (1)       --             10          1.20                 --             1.20                  --              --
INTERNATIONAL EQUITY FUND
           2001       (17.40)%      $ 9,544          1.60%              0.25%            2.32%              (0.47)%            92%
           2000        (3.43)        11,972          1.60               0.64             2.08                0.16             126
           1999         8.81         18,268          1.60               0.42             1.99                0.03             207
           1998        10.80         18,926          1.60               0.63             2.07                0.16             129
           1997        16.84         13,847          1.60               0.41             2.93               (0.92)             99
MID-CAP EQUITY FUND
           2001         2.72%      $ 21,938          1.15%              0.04%            1.66%              (0.47)%            93%
           2000        (2.93)        23,714          1.15              (0.18)            1.56               (0.59)            106
           1999        14.00         30,744          1.15              (0.20)            1.50               (0.55)            122
           1998         7.16         31,075          1.15              (0.29)            1.53               (0.67)             92
           1997        22.23         23,913          1.15              (0.07)            1.77               (0.69)            139
QUALITY GROWTH STOCK FUND
           2001       (18.68)%     $  1,600          1.30%              0.04%            5.50%              (4.16)%           101%
           2000        (3.03)         1,389          1.30               0.09            11.54              (10.15)             30
           1999 (1)       --             10          1.30                 --             1.30                  --              --
SMALL CAP VALUE EQUITY FUND
           2001        21.48%      $ 13,775          1.20%              1.05%            1.91%               0.34%             55%
           2000        16.37         10,513          1.20               1.69             1.96                0.93              72
           1999        (4.78)        11,047          1.20               1.23             1.83                0.60              63
           1998       (12.18)        13,145          1.20               1.23             1.89                0.54              49
           1997 (2)    (2.05)         7,563          1.20               1.62             2.66                0.16               4
VALUE INCOME STOCK FUND
           2001        (1.14)%     $ 63,102          0.95%              1.20%            1.12%               1.03%             73%
           2000        10.43         67,594          0.95               2.01             1.06                1.90              72
           1999        (3.00)       101,741          0.95               1.95             0.96                1.94              80
           1998         9.69         98,759          0.95               1.90             1.11                1.74              76
           1997        26.82         72,747          0.95               2.09             1.23                1.81             105
INVESTMENT GRADE BOND FUND
           2001         9.20%      $ 19,559          0.75%              5.15%            1.32%               4.58%            139%
           2000         6.32         16,890          0.75               6.54             1.26                6.03             123
           1999        (1.67)        21,733          0.75               5.56             1.19                5.12             243
           1998         9.38         19,236          0.75               5.19             1.34                4.60             183
           1997         8.84          9,902          0.75               5.81             1.58                4.98             219


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



1. Organization:

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eight funds (each referred to as a "Fund" or collectively as the "Funds"): the Capital Appreciation Fund, the Growth and Income Fund, the International Equity Fund, the Mid-Cap Equity Fund, the Quality Growth Stock Fund, the Small Cap Value Equity Fund, the Value Income Stock Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objective, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with accounting principles generally accepted in the United States.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are valued at the last quoted sales price, if readily available for such equity securities, on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund are valued at the last sale price on the securities exchange on which the securities are primarily traded.

     Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price.

     Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

     Securities for which market quotations are not readily available, of which there are none as of December 31, 2001, are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insol-

--------------------------------------------------------------------------------



     vency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares. The offering price per share for the shares of the Funds is the net asset value per share.

     FOREIGN CURRENCY TRANSACTION -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     o market value of investment securities, assets and liabilities at the current rate of exchange; and

     o purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Equity Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Capital Appreciation Fund, the Growth and Income Fund, the Mid-Cap Equity Fund, the Quality Growth Stock Fund, the Small Cap Value Equity Fund and the Value Income Stock Fund are declared and paid quarterly to shareholders. Distributions from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually.

     OTHER -- Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

     AUDIT GUIDE IMPLEMENTATION -- The Trust implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Trust.

3. Administration and Distribution Agreements:

The Trust and SEI Investments Mutual Funds Services (the "Administrator") are parties to an administration agreement (the "Administration Agreement") dated August 18, 1995 as amended November 19, 1997 and March 1, 1999. Under the terms of the Administration Agreement the Administrator is entitled to an annual fee, subject to a minimum of $62,500 for domestic funds and $75,000 for international funds, (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Funds) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion, and 0.06% for amounts over $10 billion.

--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001



The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Investments Distribution Co. ("the Distributor") are parties to a Distribution Agreement dated August 18, 1995. The Distributor receives no fees for its services under this agreement.

4. Investment Advisory Agreement:

Investment  advisory  services  are  provided  to the  Trust by  Trusco  Capital
Management, Inc. ("Trusco"). Under the terms of the investment advisory agreement, Trusco is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of 1.15%, 0.90%, 1.25%, 1.15%, 1.00%, 1.15%,
0.80%, and 0.74% of the average daily net assets of the Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Equity Fund, Quality Growth Stock Fund, Small Cap Value Equity Fund, Value Income Stock Fund, and Investment Grade Bond Fund, respectively. Trusco has agreed to waive all or a portion of its fees (and to reimburse Funds' expenses) in order to limit operating expenses.

Effective June 30, 2000, SunTrust Banks, Inc.  reorganized all of the investment
management   functions  of  its  three  institutional  money  management  units, including SunTrust Bank, into Trusco Capital Management, Inc.

SunTrust Bank acts as Custodian for all the Funds except the International Equity Fund which has a custodian agreement with the Bank of New York. Fees of the Custodian are paid on the basis of net assets. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust. For its services the Distributor received $5,315 for the year ended December 31, 2001.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the year ended December 31, 2001, were as follows:

                                                          U.S. GOVT. U.S. GOVT.
                              PURCHASES        SALES      PURCHASES    SALES
                                (000)          (000)        (000)      (000)
                             -----------   ------------   --------   -------
Capital Appreciation Fund$ . $ 77,308        $78,948       $   --    $    --
Growth and Income Fund .....    3,314            760           --         --
International Equity Fund ..    8,996          9,378           --         --
Mid-Cap Equity Fund ........   19,212         20,608           --         --
Quality Growth Stock Fund ..    1,949          1,436           --         --
Small Cap Value Equity Fund     6,999          6,288           --         --
Value Income Stock Fund ....   43,927         45,139           --         --
Investment Grade Bond Fund .   10,512         12,062       15,127     11,650

The  Federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation for securities held by the Funds at December 31, 2001 were as follows:

                              FEDERAL                    NET        UNREALIZED
                               TAX      APPRECIATED  DEPRECIATED   APPRECIATION
                               COST      SECURITIES  SECURITIES   (DEPRECIATION)
                               (000)       (000)       (000)          (000)
                             --------    --------    -----------   ------------
Capital Appreciation Fund ..  $73,408     $16,575      S(3,346)      $13,229
Growth and Income Fund .....    4,246         380         (361)           19
International Equity Fund ..   10,155         412       (1,046)         (634)
Mid-Cap Equity Fund ........   19,599       3,947       (1,840)        2,107
Quality Growth Stock Fund ..    1,616         109         (128)          (19)
Small Cap Value Equity Fund    11,894       2,428         (425)        2,003
Value Income Stock Fund ....   58,965       6,541       (2,445)        4,096
Investment Grade Bond Fund .   18,893         437          (50)          387

--------------------------------------------------------------------------------



7. Federal Tax Information:

RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:
                                  UNDISTRIBUTED   ACCUMULATED
                                 NET INVESTMENT    REALIZED     PAID-IN-
                                  INCOME/(LOSS)   GAIN/(LOSS)   CAPITAL
                                      (000)          (000)       (000)
                                 -------------- --------------  --------
Capital Appreciation Fund ......      $159          $ --         $(159)
International Equity Fund ......        38           (38)           --

These reclassifications have no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2001 and December 31, 2000 were as follows (000):

                                 ORDINARY INCOME      LONG-TERM CAPITAL GAIN           TOTALS
                                -------------------   -----------------------    ----------------------
                                 2001        2000         2001       2000          2001         2000
                                -------------------   -----------------------   -----------------------
Capital Appreciation Fund ....   $1,459    $4,121       $4,257      $  664        $5,716      $4,785
Growth & Income Fund .........       14         6           --          --            14           6
International Equity Fund ....        8     2,086           --         859             8       2,945
Mid-Cap Equity Fund ..........    1,945     1,297        1,383       1,581         3,328       2,878
Quality Growth Stock Fund ....       --         1           --          --            --           1
Small Cap Value Equity Fund ..      146       165           --          --           146         165
Value Income Stock Fund ......      998     5,713           --       1,699           998       7,412
Investment Grade Bond Fund ...      936     1,206           --          --           936       1,206

As of December 31, 2001, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000):

                             CAPITAL     GROWTH &  INTERNATIONAL   MID-CAP    QUALITY     SMALL CAP       VALUE      INVESTMENT
                           APPRECIATION   INCOME      EQUITY       EQUITY  GROWTH STOCK  VALUE EQUITY  INCOME STOCK  GRADE BOND
                               FUND        FUND        FUND         FUND       FUND          FUND          FUND         FUND
                           ------------  ---------  ------------  -------- ------------  ------------- ------------- ----------
Undistributed ordinary
  income .................   $    --      $  --      $    43       $    9     $  --         $   --      $     --      $     1
Undistributed long-term
  capital gain/(loss) ....     2,709       (163)      (1,952)        (928)     (384)        (1,526)      (11,720)      (1,001)
Unrealized appreciation/
  (depreciation) .........    13,229         19         (634)       2,107       (19)         2,003         4,096          387
                           ------------  ---------  ------------- -------- ------------  ------------- ------------- ----------
Total Distributable
   Earnings/
  (Accumulated Losses) ...   $15,938      $(144)     $(2,543)      $1,188     $(403)        $  477      $ (7,624)     $ (613)

Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

STI CLASSIC VARIABLE TRUST  DECEMBER 31, 2001




The Funds had capital loss carryforwards at December 31, 2001 as follows (000):

                                   CAPITAL LOSS                                                    POST        POST
                                     CARRYOVER    EXPIRES     EXPIRES     EXPIRES     EXPIRES     10/31       10/31
FUND                                 12/31/01      2006        2007        2008        2009        LOSS      CURRENCY
------                              ----------   ---------   ---------  ----------   ---------   --------  -----------
 Growth and Income Fund ..........   $    131      $ --       $   --     $     3      $  128       $ 32        $--
 International Equity Fund .......      1,523        --           --         315       1,208        419          8
 Mid-Cap Equity Fund .............        929        --           --          --         929         --         --
 Quality Growth Stock Fund .......        346        --           --          12         334         38         --
 Small Cap Value Equity Fund .....      1,526       286        1,185          --          55         --         --
 Value Income Stock Fund .........     11,645        --           --      11,645          --         76         --
 Investment Grade Bond Fund ......        866        --          296         451         119        135         --

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The Capital Appreciation Fund, International Equity Fund and Value Income Stock Fund had cumulative wash sales at December 31, 2001 amounting to $266,649, $88,269 and $359,862, respectively. These wash sale losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

8. Concentration of Credit Risk:

The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possiblity of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

                             NOTICE TO SHAREHOLDERS                  (Unaudited)
                                       OF
                           STI CLASSIC VARIABLE TRUST

For shareholders that do not have a December 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2001 tax year end, please consult your tax advisor as to thepertinence of this notice. For the fiscal year ended December 31, 2001, each portfolio is designating the following items with regard to distributions paid during the year:

                                     LONG TERM
                                    (20% RATE)      ORDINARY                                                FOREIGN
                                   CAPITAL GAIN      INCOME     TAX-EXEMPT       TOTAL       QUALIFYING       TAX
FUND                               DISTRIBUTION   DISTRIBUTIONS  INTEREST    DISTRIBUTIONS  DIVIDENDS (1)    CREDIT
------                             ------------   ------------  ----------   -------------  -------------   --------
Capital Appreciation Fund .......     74.48%         25.52%        0.00%        100.00%         18.86%        0.00%
Growth and Income Fund ..........      0.00%        100.00%        0.00%        100.00%        100.00%        0.00%
International Equity Fund .......      0.00%        100.00%        0.00%        100.00%          0.00%       71.21%
Mid-Cap Equity Fund .............     41.57%         58.43%        0.00%        100.00%         12.07%        0.00%
Quality Growth Stock Fund .......      0.00%        100.00%        0.00%        100.00%        100.00%        0.00%
Small Cap Equity Fund ...........      0.00%        100.00%        0.00%        100.00%         99.89%        0.00%
Value Income Stock Fund .........      0.00%        100.00%        0.00%        100.00%         92.04%        0.00%
Investment Grade Bond Fund ......      0.00%        100.00%        0.00%        100.00%          0.00%        0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of STI Classic Variable Trust:


We have audited the accompanying statements of net assets of the Capital Appreciation, Growth and Income, International Equity, Mid-Cap Equity, Quality Growth Stock, Small Cap Value Equity, Value Income Stock, and Investment Grade Bond Funds of STI Classic Variable Trust (the "Trust"), as of December 31, 2001, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation, Growth and Income, International Equity, Mid-Cap Equity, Quality Growth Stock, Small Cap Value Equity, Value Income Stock, and Investment Grade Bond Funds of STI Classic Variable Trust as of December 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
February 8, 2002

                     TRUSTEES FOR STI CLASSIC VARIABLE TRUST


BOARD MEMBERS
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested" persons of the Trust.

                                  Term of                                            Number of Portfolios      Other
                  Position(s)   Office and                                               in STI Classic     Directorship
Name, Address,     Held with     Length of         Principal Occupation(s)             Complex Overseen by     Held by
Date of Birth(1)   the Trust   Time Serve(2)        During Past 5 Years                   Board Member(3)   Board Member(4)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS
THOMAS             Trustee     May, 2000      President, Genuine Parts Company                  45        Director, National
GALLAGHER                                     Wholesale Distribution, 1970 to the present.                Service Industries;
(11/25/47)                                                                                                Director, Oxford
                                                                                                          Industries. Current
                                                                                                          Trustee of STI
                                                                                                          Classic Funds.

F. WENDELL         Trustee     May, 1995      Retired. President, Orange County Publishing      45        Current Trustee on
GOOCH                                         Co., Inc., 1981 to 1997, publisher of the Paoli             the Board of
(12/3/32)                                     News and the Paoli Republican and Editor of                 Trustees for the SEI
                                              the Paoli Republican, 1981 to 1997, President,              Family of Funds,
                                              H & W Distribution, Inc., 1984 to 1997.                     The Capitol Mutual
                                                                                                          Funds and STI
                                                                                                          Classic Funds.

JAMES O.           Trustee     May, 2000      President and Chief Executive Officer, Cox        45        Director, NCR;
ROBBINS                                       Communications, Inc., 1983 to the present.                  Director, Cox
(7/4/42)                                                                                                  Communications.
                                                                                                          Current Trustee of
                                                                                                          STI Classic Funds.

JONATHAN T.        Trustee     February,      Retired.                                          45        Trustee, W.K.
WALTON                            1998                                                                    Kellogg Trust.
(3/28/30)                                                                                                 Current Trustee of
                                                                                                          STI Classic Funds.

INTERESTED
BOARD MEMBERS
RICHARD W.         Trustee     November,      Chairman of the Board, Atlantic Investment        45        Current Trustee of
COURTS, II                        2001        Company, 1970 to the present.                               STI Classic Funds.
(6/3/42)

CLARENCE H.
RIDLEY
(6/3/42)           Trustee     November,      Chairman of the Board; Haverty Furniture          45        Current Trustee of
                                  2001        Companies, 2001 to the present; Partner, King               STI Classic Funds.
                                              and Spaulding LLP (law firm), 1971 to 2000.



                                    Term of                                                 Number of Portfolios        Other
                     Position(s)  Office and                                                    in STI Classic       Directorship
Name, Address,        Held with    Length of           Principal Occupation(s)               Complex Overseen by       Held by
Date of Birth(1)      the Trust  Time Served(2)           During Past 5 Years                   Board Member(3)    Board Member(4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
JAMES R. FOGGO        President    November,  Vice President and Assistant Secretary of SEI           N/A                N/A
One Freedom                          2000     Investments since 1998. Associate, Paul Weiss,
Valley Drive                                  Rifkind, Wharton & Garrison, 1998;Associate,
Oaks, PA  19456                               Baker & McKenzie 1995-1998. Associate, Battle
(6/30/64)                                      Fowler L.L.P. 1993-1995.

TIMOTHY D. BARTO        Vice       November,  Employed by SEI Investments since October 1999.         N/A                N/A
One Freedom           President     2001      Vice President and Assistant Secretary of the
Valley Drive             and                  Adviser, Administrator and Distributor since
Oaks, PA  19456       Secretary               December 1999.  Associate at Dechert, Price
(03/28/68)                                    & Rhoads (1997-1999). Associate at Richter,
                                              Miller & Finn (1993-1997).

TODD B. CIPPERMAN       Vice       May, 2000  Senior Vice President and General Counsel of            N/A                N/A
One Freedom           President               SEI Investments; Senior Vice President, General
Valley Drive            and                   Counsel and Secretary of the Adviser, the
Oaks, PA  19456       Assistant               Administrator and the Distributor since 2000.
(02/14/66)            Secretary               Vice President and Assistant Secretary of SEI
                                              Investments, the Adviser, the Administrator and
                                              the Distributor, 1995-2000.  Associate, Dewey
                                              Ballantine (law firm) (1994-1995).

LYDIA A. GAVALIS        Vice       May, 1998  Vice President and Assistant Secretary of SEI           N/A                N/A
One Freedom           President               Investments, the Adviser, the Administrator and
Valley Drive            and                   the Distributor since 1998.  Assistant General
Oaks, PA  19456       Assistant               Counsel and Director of Arbitration, Philadelphia
(06/05/64)            Secretary               Stock Exchange (1989-1998).

CHRISTINE M.            Vice       May, 2000  Employed by SEI Investments since November 1,           N/A                N/A
MCCULLOUGH            President               1999. Vice President and Assistant Secretary of the
One Freedom              and                  Adviser, the Administrator and the Distributor
Valley Drive          Assistant               since December 1999.  Associate at White and
Oaks, PA  19456       Secretary               Williams LLP, 1991-1999. Associate at Montgomery,
(12/02/60)                                    McCracken, Walker & Rhoads, 1990-1991

SHERRY KAJDAN           Vice       February,  Vice President and Assistant Secretary of SEI           N/A                N/A
VETTERLEIN            President      2000     Investments Mutual Funds Services since
One Freedom              and                  January 2001. Shareholder/Partner, Buchanan
Valley Drive          Assistant               Ingersoll Professional Corporation (law firm)
Oaks, PA  19456       Secretary               (1992-2000).
(6/22/62)



                                    Term of                                                Number of Portfolios       Other
                     Position(s)  Office and                                                  in STI Classic       Directorship
Name, Address,        Held with    Length of      Principal Occupation(s)                   Complex Overseen by       Held by
Date of Birth(1)      the Trust  Time Served(2)     During Past 5 Years                        Board Member(3)     Board Member(4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS (CONTINUED)
WILLIAM E.              Vice       November,  Vice President and Assistant Secretary of the        N/A                 N/A
ZITELLI, JR.          President      2000     Administrator and Distributor since August 2000.
One Freedom              and                  Vice President, Merrill Lynch & Co. Asset
Valley Drive          Assistant               Management Group (1998 - 2000). Associate at
Oaks, PA  19456       Secretary               Pepper Hamilton LLP (1997 - 1998). Associate at
(6/14/68)                                     Reboul, MacMurray, Hewitt, Maynard & Kristol
                                              (1994 - 1997).

JENNIFER SPRATLEY     Treasurer    May, 2000  Funds Accounting Director, SEI Investments, 1999 -   N/A                 N/A
530 East Swedes-         and                  present; Audit Manager, Ernst & Young LLP
ford Road                CFO                  (1991-1999).
Wayne, PA  19087
(2/13/69)

---------------------------
1 Each trustee may be contacted  by writing to c/o STI Classic  Variable  Trust, SEI Investments Company, Oaks, PA 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor,  or  until  he or  she  sooner  dies,  resigns  or is  removed  in accordance with the Trust's  Declaration of Trust.  The president,  treasurer and  secretary  shall  hold  office  for a one  year  term  and  until  their respective  successors are chosen and qualified,  or in each case until he or she sooner dies,  resigns is removed, or becomes  disqualified in accordance with the Trust's by-laws.
3 The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital  Management,  Inc.
  serves as investment  adviser.  As of December 31, 2001, the STI Classic Complex consisted of 45 Funds.
4 Directorships  of  companies  required to report to the U.S.  Securities  and Exchange Commission under the Securities
  Exchange Act of 1934 (i.e.,  "public companies") or other investment companies registered under the 1940 Act.
5 Mr. Courts is deemed an interested trustee because of his directorships with affiliates of the Adviser.  Mr. Ridley is deemed an interested trustee because of his material business relationships with the parent to the Adviser.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Investment Adviser:


Trusco Capital Management, Inc.


STI Classic Variable Trust Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Variable Trust Fund will achieve its investment objective. The STI Classic Variable Trust Funds are advised by Trusco Capital Management, Inc., an affiliate of SunTrust Banks, Inc.




Distributor:
SEI Investments Distribution Co.



This information must be preceded or accompanied by a current prospectus for each fund described.